UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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LA JOLLA PHARMACEUTICAL COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 21, 2021

To the Shareholders of La Jolla Pharmaceutical Company:

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of La Jolla Pharmaceutical Company (the “Company”) will be held via live webcast at www.virtualshareholdermeeting.com/LJPC2021 on July 21, 2021 at 12:00 p.m. Eastern Time. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying Proxy Statement (the “Proxy Statement”):

1.	To elect the 6 director nominees named in this Proxy Statement to serve until the 2022 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.	To ratify the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;
3.	To approve a proposed change in corporate domicile from California to Delaware; and
4.	To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be a completely virtual meeting of shareholders. You will not be able to attend the Annual Meeting in person. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit www.virtualshareholdermeeting.com/LJPC2021.

Only shareholders of record at the close of business on June 1, 2021 are entitled to notice of, and to vote on, the proposals described in the Proxy Statement.

By Order of the Board of Directors,

/s/ Larry Edwards
Larry Edwards
Director, President and Chief Executive Officer
Waltham, Massachusetts
June 4, 2021

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting of Shareholders to Be Held on July 21, 2021 at 12:00 p.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/LJPC2021.

The Proxy Statement and the Annual Report for the year ended December 31, 2020 are available at www.proxyvote.com.

DEFINITIVE PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

July 21, 2021 at 12:00 p.m. Eastern Time

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Q.	Why am I receiving these proxy materials?
A.

You are receiving these proxy materials, including this Proxy Statement (this “Proxy Statement”), the Notice of the 2021 Annual Meeting of Shareholders, the 2020 Annual Report and the proxy card or voting instruction form, in connection with the solicitation of proxies by the Board of Directors (the “Board”) of La Jolla Pharmaceutical Company (“we,” “us,” “our” or the “Company”) for use at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held via live webcast at www.virtualshareholdermeeting.com/LJPC2021 on July 21, 2021 at 12:00 p.m. Eastern Time, or at any other time following adjournments or postponements thereof. The proxy materials are being mailed to our shareholders on or about June 11, 2021.

Q.	How can I attend the Annual Meeting?
A.

We will be hosting the Annual Meeting via live webcast. You will not be able to attend the meeting in person. A summary of the information you need to attend the Annual Meeting online is provided below:

•

Any shareholder of record as of the close of business on June 1, 2021 (the “Record Date”) may attend the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/LJPC2021. The webcast will begin at 12:00 p.m. Eastern Time on July 21, 2021.

•	Shareholders may vote and submit questions during the Annual Meeting via live webcast.
•

Instructions on how to connect to and participate in the Annual Meeting via live webcast, including how to demonstrate proof of share ownership, will be posted at www.virtualshareholdermeeting.com/LJPC2021.

Q.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A.	Shareholder of Record: Shares of Common Stock Registered in Your Name

If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered to be, with respect to those shares of common stock, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy via telephone or the Internet.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian

If your shares of common stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from that broker, fiduciary or custodian. As the beneficial owner of shares of common stock held in “street name,” you have the right to direct your broker, fiduciary or custodian how to vote and are also invited to attend the Annual Meeting. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.

Q.	Who can vote?
A.

Only shareholders of record as of the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, 27,471,378 shares of common stock were issued and outstanding. A list of shareholders entitled to vote will be available for inspection during the Annual Meeting.

Q.	How many shares must be present to conduct business at the Annual Meeting?
A.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be represented either at the Annual Meeting or by proxy to constitute a quorum. A quorum is required to conduct business at the Annual Meeting.

Q.	What am I voting on?
A.	The proposals to be voted on at the Annual Meeting are as follows:
1.	Election of the 6 director nominees named in this Proxy Statement to serve until the 2022 Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.	Ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.
3.	Change of Corporate Domicile of the Company from California to Delaware.
Q.	How does the Board recommend that I vote?
A.	The Board recommends that you vote your shares of common stock “FOR” each director nominee and “FOR” Proposals 2 and 3.

Q.	What is the vote required to approve each matter?
A.	Proposal 1: Election of Directors

In an uncontested election (i.e., an election where the number of director nominees equals the number of director positions up for election), such as the one taking place at the Annual Meeting, directors are elected by a majority of the votes cast, meaning each director nominee must receive a greater number of shares of common stock voted “FOR” his or her election than the number of shares of common stock voted “AGAINST” his or her election in order to be elected and to serve.

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the director nominees. If you “ABSTAIN” from voting with respect to one or more director nominees, your vote will have no effect on the election of such nominees. In the election of directors, you may vote for no more than 6 director nominees, and you may not cumulate votes. Broker non-votes, if any, will have no effect on this proposal.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Ratification of the selection of the Company’s independent registered public accounting firm requires a “FOR” vote from a majority of shares of common stock present at the Annual Meeting, either represented by shareholders present via live webcast or by proxy, and entitled to vote on the proposal.

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have no effect on this proposal.

Proposal 3: Change of Corporate Domicile of the Company from California to Delaware.

The change of corporate domicile of the Company from California to Delaware requires a “FOR” vote from a majority of shares of common stock outstanding as of the Record Date. Additionally, under the California General Corporate Law, the proposal for the change of corporate domicile of the Company from California to Delaware requires approval by holders of a majority of the Company’s outstanding Series C-12 Convertible Preferred Stock. At the close of business on the Record Date, 3,906 shares of Series C-12 Convertible Preferred Stock were issued and outstanding.

You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

Q.	What shares can I vote at the Annual Meeting?
A.

You may vote all shares of common stock owned by you as of the Record Date, including: (i) shares held directly in your name as the shareholder of record; and (ii) shares held for you as the beneficial owner through a broker, fiduciary or custodian.

Q.	How can I vote my shares without attending the Annual Meeting?
A.

Whether you are a shareholder of record or a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. Shareholders of record may vote by proxy using the enclosed proxy card or vote by proxy via telephone or the Internet. Beneficial owners may cause their shares to be voted by proxy using the voting instruction form provided by their broker, fiduciary or custodian and mailing it in the accompanying postage-prepaid envelope or via telephone or the Internet.

Q.	How can I vote my shares at the Annual Meeting?
A.

We will be hosting the Annual Meeting via live webcast. You will not be able to attend the Annual Meeting in person. Any shareholder of record as of the Record Date can listen to and participate in the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/LJPC2021. Follow the instructions above for directions on how to attend the Annual Meeting and vote your shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction form, as described above, so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Q.	How are votes counted?
A.

Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Shareholders will not be entitled to cumulate votes in the election of directors. Shares cannot be voted at the Annual Meeting unless the holder thereof is represented, either by shareholders present via live webcast or by proxy. The shares of common stock represented by each executed and returned proxy will be voted in accordance with the instructions indicated on the proxy card or voting instruction form.

Q.	What if I sign and return a proxy card or otherwise vote but do not indicate specific choices?
A.

If you are a shareholder of record and you sign your proxy card or voting instruction form without giving specific instructions, the Company will vote your shares in accordance with the recommendations of the Board (“FOR” each director nominee and “FOR” Proposals 2 and 3).

Q.	Can I change my vote after I submit my proxy?
A.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy and change your vote through one of the following three ways: (i) you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy; (ii) you may complete and submit a new proxy card, but it must bear a later date than the original proxy, or you may submit new proxy instructions via telephone or the Internet; or (iii) you may vote via live webcast at the Annual Meeting, however, your attendance at the Annual Meeting will not, by itself, revoke your proxy. If you have instructed a broker, fiduciary or custodian to vote your shares, you must follow the directions you receive from your broker, fiduciary or custodian to revoke your proxy and change your vote. Your last vote will be the vote that is counted.

Q.	What is a “broker non-vote”?
A.

A “broker non-vote” occurs when a beneficial owner does not give instructions to the broker, fiduciary or custodian holding the shares as to how to vote. Generally, if shares of common stock are held in “street name,” the beneficial owner is entitled to give voting instructions to the broker, fiduciary or custodian holding the shares. If the beneficial owner does not provide voting instructions, the broker, fiduciary or custodian can still vote the shares in their discretion with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. “Non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers, dissolutions or other shareholder proposals, as well as the election of directors and the approval of proposals relating to executive compensation and equity compensation plans. Because rulings as to whether proposals are “routine” are made pursuant to rules and interpretations governing the conduct of brokerage firms, rather than rules that apply directly to the Company, we have not made any determinations or predictions on how such rulings will be made. However, we have indicated above with respect to each proposal what the effect of a broker non-vote would be if a broker non-vote is returned with respect to that proposal. Broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Q.	Is my vote confidential?
A.

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that is designed to protect your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and the certification of the vote; and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card or voting instruction form, which may then be forwarded to the Company’s management.

Q.	What does it mean if I receive more than one set of proxy materials?
A.

If you receive more than one set of proxy materials, your shares of common stock may be registered in more than one name or held in different accounts. Please complete, sign, date and return each proxy card or voting instruction form that you receive to ensure that all of your shares of common stock are voted.

Q.	Who is soliciting my vote and who is paying the costs?
A.

Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement. Our directors, officers and employees may solicit proxies by telephone, facsimile or personal solicitation; we will not pay additional compensation for any of these services.

Q.	How can I find out the voting results?
A.

We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within 4 business days after the Annual Meeting.

Q.	Whom should I contact if I have questions?
A.	If you have any additional questions about the Annual Meeting or the proposals presented in this Proxy Statement, you should contact:

Michael Hearne

Chief Financial Officer

La Jolla Pharmaceutical Company

201 Jones Road, Suite 400

Waltham, Massachusetts, 02451

(617) 715-3598

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors

We currently have 6 members of our Board: Kevin Tang, Larry Edwards, Craig Johnson, Laura Johnson, David Ramsay and Robert Rosen. All members of our Board were previously elected by shareholders at the 2020 Annual Meeting of Shareholders, other than Mr. Edwards, who was appointed to the Board in October 2020. Director nominees elected at the Annual Meeting will hold office until the 2022 Annual Meeting of Shareholders and until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal or other cause in accordance with our organizational documents. All of the director nominees have indicated their willingness to serve, if elected. However, if any of the director nominees becomes unable or, for good cause, unwilling to serve, proxies may be voted for the election of such other person as shall be designated by our Board, or the Board may decrease the size of the Board.

Director Nominees

Each individual listed below is nominated for election to the Board to serve a one-year term until his or her successor is elected and qualified following the 2022 Annual Meeting of Shareholders. Our Board recommends that you vote “FOR” each of the following director nominees:

Name	Age	Position
Kevin Tang	54	Director, Chairman of the Board
Larry Edwards	50	Director, President and Chief Executive Officer
Craig Johnson(1)(2)	59	Director
Laura Johnson(2)(3)	56	Director
David Ramsay(1)	56	Director
Robert Rosen(1)(3)	65	Director

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Kevin Tang has served as Chairman since 2014. He serves as President of Tang Capital Management, LLC, a life sciences-focused investment company he founded in 2002. Since the company’s inception in 2013, Mr. Tang has served as the Chairman and Chief Executive Officer of Odonate Therapeutics, Inc. From 2009 to 2020, he served as a director of Heron Therapeutics, Inc. and, from 2012 to 2020, served as Chairman. From 2009 through its acquisition by Endo Pharmaceuticals, Inc. in 2010, Mr. Tang served as a director of Penwest Pharmaceuticals Co. In 2006, he co-founded Ardea Biosciences, Inc. and served as a director from inception through its acquisition by AstraZeneca PLC in 2012. From 2001 to 2008, Mr. Tang served as a director of Trimeris, Inc. From 1993 to 2001, he held various positions at Deutsche Banc Alex Brown, Inc., an investment banking firm, most recently serving as Managing Director and head of the firm’s Life Sciences research group. Mr. Tang received a B.S. degree from Duke University. The Board has concluded that Mr. Tang should serve as a director based on his experience forming and building biotechnology companies, serving as a director of biotechnology companies and serving as a manager of funds specializing in the area of life sciences.

Larry Edwards has served as a director, President and Chief Executive Officer since 2020. From 2015 to 2020, he served in various positions at Tetraphase Pharmaceuticals, Inc., most recently serving as Chief Executive Officer. From 2014 to 2015, Mr. Edwards served as Senior Director of Marketing of the Gram-negative Franchise of Cubist Pharmaceuticals, Inc. (acquired by Merck & Co., Inc.). From 1999 to 2014, he served in various positions at Merck and Co., Inc., most recently serving as Global Marketing Director of Clostridium Difficile and New Infectious Disease Products. Mr. Edwards received a B.S. degree in business and healthcare administration from Ohio University. The Board has concluded that Mr. Edwards should serve as a director based on his experience bringing innovative treatments that address unmet medical needs to patients in the acute-care setting.

Craig Johnson has served as a director since 2013. He also serves as a director of Heron Therapeutics, Inc., a director of Mirati Therapeutics, Inc. and a director of Odonate Therapeutics, Inc. From 2015 to 2018, Mr. Johnson served as a director of Decipher Biosciences, Inc. From 2011 to 2014, he served as a director of Adamis Pharmaceuticals Corporation, and, from 2008 through its acquisition by AstraZeneca PLC in 2012, Mr. Johnson served as a director of Ardea Biosciences, Inc. From 2011 to 2012, he served as Chief Financial Officer of PURE Bioscience, Inc., and, from 2010 to 2011, Mr. Johnson served as Senior Vice President and Chief Financial Officer of NovaDel Pharma Inc. From 2004 through its acquisition by Raptor Pharmaceuticals Corp. in 2009, he served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc., and, from 2009 to 2010, Mr. Johnson served as Vice President of a wholly owned subsidiary of Raptor Pharmaceuticals Corp. From 1994 to 2004, he held various positions at MitoKor, Inc., most recently serving as Chief Financial Officer and Senior Vice President of Operations. Mr. Johnson practiced as a Certified Public Accountant with Price Waterhouse, and he received a B.B.A. degree in accounting from the University of Michigan-Dearborn. The Board has concluded that Mr. Johnson should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Laura Johnson has served as a director since 2013. She serves as President and Chief Executive Officer of Next Generation Clinical Research Consulting, Inc., a contract research organization servicing the pharmaceutical industry that she founded in 1999. Additionally, Ms. Johnson serves as the President and Chief Executive Officer of Eufaeria Biosciences, Inc., a biotechnology company that she founded in 2016. Since 2018, she has served as a director of Odonate Therapeutics, Inc., and since 2020, Ms. Johnson served as a director of Kintara Therapeutics, Inc. She is also a founder, and from 2007 to 2019 served as a director, of Sb Bancorp, Inc. and Settlers Bank, Inc. Ms. Johnson received a nursing degree from the University of the State of New York-Albany. The Board has concluded that Ms. Johnson should serve as a director based on her substantial operating experience.

David Ramsay has served as a director since 2019. He also serves as a director of Exuma Biotech, Inc. and a director of Savara, Inc. From February 2018 through its acquisition by Allergan plc in October 2018, Mr. Ramsay served as Senior Vice President and Chief Financial Officer, and from 2015 to February 2018 served as a director, of Bonti, Inc. From 2003 to 2015, he held various positions at Halozyme Therapeutics, Inc., most recently serving as Chief Financial Officer. From 2000 to 2003, Mr. Ramsay served as Vice President, Chief Financial Officer of Lathian Systems, Inc. From 1998 to 2000, he served as Vice President, Treasurer and Director, Corporate Finance at Valeant Pharmaceuticals International, Inc. (formerly ICN Pharmaceuticals, Inc.). Mr. Ramsay started his career at Deloitte & Touche LLP. Mr. Ramsay received a B.S. in business administration from the University of California, Berkeley, an MBA in finance and strategic management from the Wharton School of the University of Pennsylvania and is a Certified Public Accountant (inactive) in the state of California. The Board has concluded that Mr. Ramsay should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Robert Rosen has served as a director since 2014. Since 2017, he has served as a director of Odonate Therapeutics, Inc. From 2013 to 2019, Mr. Rosen served as President and as a director, and from 2012 to 2013, served as Senior Vice President and Chief Commercial Officer, of Heron Therapeutics, Inc. From 2014 to 2015, he served as a director of Conkwest, Inc. (now NantKwest, Inc.). In 2012, Mr. Rosen served as Managing Partner of Scotia Nordic LLC, a life sciences advisory firm. From 2011 to 2012, he served as Senior Vice President of Global Commercial Operations at Dendreon Corporation. From 2005 to 2011, Mr. Rosen served as Global Head of Oncology at Bayer HealthCare Pharmaceuticals. From 2002 to 2005, he served as Vice President of the Oncology Business Unit at Sanofi-Synthèlabo Inc. Mr. Rosen received a B.S. degree in pharmacy from Northeastern University. The Board has concluded that Mr. Rosen should serve as a director based on his leadership experience in the biotechnology and pharmaceutical industries and expertise in commercializing pharmaceutical products.

Board Recommendation

The Board of Directors recommends a vote “FOR” each of the director nominees identified above.

PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021. At the Annual Meeting, the shareholders will vote to ratify the selection of Baker Tilly as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Representatives of Baker Tilly are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Baker Tilly as the Company’s independent registered public accounting firm is not required by law or our Bylaws. However, our Audit Committee is submitting the selection of Baker Tilly to the shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, our Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Change in Independent Registered Public Accounting Firm

As previously disclosed in our Current Report on Form 8-K filed with the SEC on November 5, 2020, on November 1, 2020, the audit practice of Squar Milner LLP (“Squar Milner”), an independent registered public accounting firm, was combined with Baker Tilly in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly, and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly. On November 1, 2020, Squar Milner resigned as auditors of the Company, and with the approval of the Audit Committee, Baker Tilly was engaged as the Company’s independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Report of Independent Registered Public Accounting Firm of Squar Milner regarding the Company’s financial statements for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2019 and 2018 and during the interim period from January 1, 2020 through November 1, 2020, the date of resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused Squar Milner to make reference to such disagreement in its report.

The Company provided Squar Milner with a copy of the foregoing disclosures and requested that Squar Milner furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 5, 2020, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on November 5, 2020.

Independent Registered Public Accounting Firm Fees and Services

The following table represents aggregate fees for services provided by Baker Tilly and Squar Milner LLP for each of the periods below:

	2020	2019
Audit Fees	$182,730	$183,798
Audit-related Fees	22,216	18,684
Tax Fees	-	-
All Other Fees	-	-
Total	$204,946	$202,482

Audit Fees. Audit fees consist of fees for professional services provided in connection with: (i) the audit of our annual financial statements and internal control over financial reporting; and (ii) the reviews of our quarterly financial statements.

Audit-related Fees. Audit-related fees consist of fees for professional services provided in connection with consents on our Registration Statements on Forms S-3 and S-8 and the audit of our 401(k) plan.

Our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm for 2020 and 2019 were approved by the Audit Committee.

Board Recommendation

The Board recommends a vote “FOR” the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

PROPOSAL 3: CHANGE OF CORPORATE

DOMICILE OF THE COMPANY FROM CALIFORNIA TO DELAWARE

Introduction and Reason for Change of Corporate Domicile

Following the acquisition of Tetraphase Pharmaceuticals, Inc. by La Jolla Pharmaceutical Company, the majority of the Company’s executive management are based in Massachusetts. As a result, in April 2021, the Company relocated its principal executive offices from San Diego, California to Waltham, Massachusetts. In connection with this relocation, the Board proposes to change the Company’s corporate domicile from California to Delaware, the state in which the majority of U.S. public companies are incorporated, subject to approval by our shareholders (the “Change of Corporate Domicile”). The Board has structured the Change of Corporate Domicile in a manner that keeps substantially intact the existing material rights of the Company’s shareholders. For purposes of this proposal, the Company as it currently exists as a corporation organized under the laws of the State of California is referred to as “La Jolla-California” or as “we” or “us,” and the Company after the proposed Change of Corporate Domicile, which will keep the name “La Jolla Pharmaceutical Company,” is referred to as “La Jolla-Delaware.”

Shareholders are urged to read this proposal carefully, including the exhibits attached to this Proxy Statement, before voting. The following discussion summarizes material provisions of the proposed Change of Corporate Domicile, but is subject to and qualified in its entirety by: (i) the Agreement and Plan of Merger to be entered into by La Jolla-California and La Jolla-Delaware (the “Change of Corporate Domicile Agreement”), in substantially the form attached hereto as Appendix A; (ii) the Certificate of Incorporation of La Jolla-Delaware to be effective immediately following the Change of Corporate Domicile (the “Delaware Certificate”), in substantially the form attached hereto as Appendix B; and (iii) the Bylaws of La Jolla-Delaware to be effective immediately following the Change of Corporate Domicile (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix C. Copies of La Jolla-California’s Articles of Incorporation (the “California Articles”) and Bylaws (the “California Bylaws”) are publicly available as exhibits to the reports we have filed with the SEC and also are available for inspection at our principal executive offices. Additionally, we will send copies to shareholders free of charge upon written request to our Secretary at 201 Jones Road, Suite 400, Waltham, Massachusetts 02451.

Mechanics of the Change of Corporate Domicile

The Change of Corporate Domicile would be effectuated pursuant to the terms of a merger agreement providing for us to merge into a newly formed, wholly owned subsidiary of the Company incorporated in the State of Delaware. The Company, as it currently exists as a California corporation, will cease to exist after the merger, and La Jolla-Delaware will be the surviving corporation and will continue to operate our businesses as if it were operated prior to the Change of Corporate Domicile. Following the Change of Corporate Domicile, the existing holders of our common stock and preferred stock will own all of the outstanding shares of La Jolla-Delaware common stock and preferred stock, respectively, and there will be no change in the number of shares owned by or in the percentage ownership of any shareholder as a result of the Change of Corporate Domicile. At the time and date on which the Change of Corporate Domicile becomes effective, if at all (the “Effective Time”), we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL.

In the Change of Corporate Domicile, all outstanding equity awards, including stock options to purchase La Jolla-California common stock, that are outstanding under La Jolla-California’s equity incentive plans, including its 2013 Equity Incentive Plan and its 2018 Employee Stock Purchase Plan (the “Equity Plans”), as well as options, restricted stock units or other equity awards granted under the Equity Plans in the future, will automatically be assumed by La Jolla-Delaware and will represent an option or restricted stock unit, as applicable, to acquire or receive shares of La Jolla-Delaware common stock on the basis of one share of La Jolla-Delaware common stock for each one share of La Jolla-California common stock relating to such award and, in the case of stock options, at an exercise price equal to the exercise price of the La Jolla-California option. Other than a change in the identity of the corporation to which the awards granted under the Equity Plans relate, the terms and conditions of these equity awards will not change. In particular, the merger of La Jolla-California into La Jolla-Delaware will not be treated as a “Change in

Control” under any of the Equity Plans, and therefore the provisions of the Equity Plans that provide for more favorable treatment to holders of awards in such an event will not apply.

Assuming approval of the Change of Corporate Domicile proposal at the Annual Meeting, we currently anticipate that we will effectuate the Change of Corporate Domicile as soon as reasonably practicable thereafter. The Change of Corporate Domicile Agreement provides that the Board may abandon the Change of Corporate Domicile at any time prior to the Effective Time if the Board determines that the Change of Corporate Domicile is inadvisable for any reason. The Change of Corporate Domicile Agreement may be amended at any time prior to the Effective Time, either before or after shareholders have voted to adopt the proposal, subject to applicable law. We will re-solicit shareholder approval of the Change of Corporate Domicile if the terms of the Change of Corporate Domicile Agreement are materially changed.

LA JOLLA-CALIFORNIA SHARE CERTIFICATES AND BOOK-ENTRY POSITIONS WILL AUTOMATICALLY REPRESENT SHARES AND BOOK-ENTRY POSITIONS OF LA JOLLA-DELAWARE UPON THE EFFECTIVENESS OF THE CHANGE OF CORPORATE DOMICILE. SHAREHOLDERS WHO HOLD LA JOLLA-CALIFORNIA SHARE CERTIFICATES WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR LA JOLLA-CALIFORNIA SHARE CERTIFICATES SOLELY IN CONNECTION WITH THE CHANGE OF CORPORATE DOMICILE.

No Change to the Business of the Company as a Result of the Change of Corporate Domicile

The Change of Corporate Domicile itself will not result in any change in the business, physical location, management, assets, liabilities or capitalization of the Company, nor will it result in any change in location of our current officers or employees. The consolidated financial condition and results of operations of La Jolla-Delaware immediately after consummation of the Change of Corporate Domicile will be the same as those of La Jolla-California immediately prior to the consummation of the Change of Corporate Domicile. In addition, upon the effectiveness of the Change of Corporate Domicile, the Board of Directors of La Jolla-Delaware will be comprised of the persons who were elected to the Board of Directors of La Jolla-California at the Annual Meeting, and they will continue to serve until the next annual shareholders’ meeting and until their successors are elected. There will be no changes in our executive officers or in their responsibilities. Upon effectiveness of the Change of Corporate Domicile, La Jolla-Delaware will be the successor in interest to La Jolla-California. All of our employee benefit and incentive compensation plans existing immediately prior to the Change of Corporate Domicile, including the Equity Plans, will be continued by La Jolla-Delaware. The registration statements of La Jolla-California on file with the SEC immediately prior to the Change of Corporate Domicile will be assumed by La Jolla-Delaware, and the shares of La Jolla-Delaware will continue to be listed on Nasdaq.

Preservation of Material Shareholder Rights

The Board recognizes that there are several rights and protections that are afforded to shareholders in the California Articles and Bylaws and under the California General Corporation Law (the “CGCL”). Accordingly, the Board has proposed to maintain the existing material rights and protections in the Delaware Certificate and Bylaws, including:

•	No unequal voting right or dual class structure. All shares of common stock are entitled to one vote per share.
•	No classified board. All directors stand for election annually.
•

Majority voting for director elections. In uncontested director elections, directors will be elected by a majority voting standard (in contrast to La Jolla-California’s current standard of plurality voting coupled with a director resignation policy).

•

Limited supermajority voting provisions. Shareholders can remove directors, approve significant corporate transactions, and amend the Delaware Bylaws and most provisions of the Delaware Certificate by majority vote.

•	No requirement for “cause” to remove directors. Shareholders can remove directors for any reason at any time.
•	Written consent. Shareholders can act by written consent subject to certain procedural and informational requirements.
•	Special meetings. Shareholders holding at least 10% of our common stock can call a special meeting of shareholders.

Although the Delaware Certificate and the Delaware Bylaws contain provisions that are similar to the provisions of the California Articles and the California Bylaws, they also include certain provisions that are different from the provisions contained in the California Articles and the California Bylaws or under the CGCL, as described in more detail below.

Select Comparison between the Charters and Bylaws of La Jolla-California and La Jolla-Delaware

The following table compares certain key provisions in the Articles of Incorporation and the Bylaws of La Jolla-California and comparable provisions in the Certificate of Incorporation and the Bylaws of La Jolla-Delaware, as well as certain provisions of the CGCL and DGCL. This comparison summarizes certain similarities and differences that shareholders may deem important, but is not intended to list all similarities and differences, and is qualified in its entirety by reference to those documents and laws.

Provision	La Jolla-California	La Jolla-Delaware
Authorized Shares	100,000,000 shares of Common Stock, par value $0.0001 per share.	Same.
	8,000,000 shares of Preferred Stock, par value $0.0001 per share.	Same.
Vote Required to Approve Merger or Sale of Company	The California Articles do not include super majority voting requirements with respect to the approval of a merger or sale.	Same.

The CGCL provides that a merger or sale of all or substantially all of the assets of the Company requires the approval of a majority of the outstanding shares of each class or series entitled to vote as a class or series thereon.

Same. The Delaware Certificate includes a provision equivalent to the CGCL.
Charter Amendment

The California Articles may generally be amended by action of the Board and the affirmative vote of a majority of the outstanding shares, except that amendments to certain provisions require the approval of 75% of the outstanding shares

Same.
Bylaw Amendments	The California Bylaws may generally be amended by the affirmative vote of a majority of the outstanding shares or by action of the Board.	Same.
Shareholder Action by Written Consent	The California Bylaws permit action by written consent of the shareholders subject to certain limitations.	Same, with the addition of procedural and informational requirements.
Ability of Shareholders to Fill Director Vacancies by Written Consent

Under the CGCL and the California Bylaws, shareholders acting to fill director vacancies by written consent must obtain the unanimous written consent of all shareholders, except that only majority approval by written consent is required for shareholders to fill a vacancy that is unfilled by the Board.

More favorable to shareholders. Under the Delaware Bylaws, shareholders acting to fill director vacancies by written consent do not require the unanimous written consent of all shareholders. Shareholders may fill any director vacancies by written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Ability of Shareholders to Call Special Meetings	Under the CGCL shareholders can cause the Company to hold a special meeting upon the request of holders of shares entitled to cast not less than 10% of the votes at such meeting.	Same. The Delaware Certificate includes a provision equivalent to the CGCL.
Exclusive Forum Selection Provision	None.

The Delaware Certificate contains an exclusive forum selection provision requiring that, unless we consent in writing to an alternative forum: (i) internal corporate claims, including stockholder derivative lawsuits, be brought in the Delaware Chancery Court; and (ii) causes of actions arising under the Securities Act of 1933 be brought in the U.S. federal district courts. Such provision does not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934.

Provision	La Jolla-California	La Jolla-Delaware
Advance Notice Provisions for Nominations and Other Business.

The California Bylaws provide that, in order for a shareholder to make a director nomination or propose business at a shareholder meeting (other than a business proposal included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act), a written notice containing the name of any person to be nominated by any shareholder for election as a director of the Company or containing any other business sought to be presented at an upcoming shareholders meeting must be received by the Secretary of the Company, generally not less than 90 or more than 120 days prior to the date of such annual meeting (subject to certain exceptions depending on the timing of the meeting).

Same.

The California Bylaws require shareholders to provide certain additional information, and comply with certain additional requirements, to make a director nomination or propose business at a shareholder meeting.

Same.
Change in Number of Directors	The California Bylaws provide that the Board may fix the number of directors within a range between four to seven directors.	Same, except that there is no specified Board size range.
Classified Board	No classified board. Instead, directors are elected annually.	Same.
Filling Vacancies on the Board

The California Bylaws provide that vacancies on the Board not caused by removal may be filled by a majority of the directors then in office, regardless of whether they constitute a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled, or which cannot be filled (e.g., vacancy by removal), by the Board.

Same.
Removal of Directors	Shareholders can remove any director, or the entire Board, with or without cause.	Same.

Under the California Bylaws, unless the entire Board is removed, no director may be removed if the votes cast against removal would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast and the entire number of directors authorized at the time of his most recent election were then being elected.

More favorable to shareholders. The Delaware Bylaws do not provide for restrictions on, or preconditions to, the removal of directors by shareholders.
Election of Directors

The California Bylaws require that, in an uncontested election, directors offer to tender their resignation in the event that they do not receive a majority of votes cast). The California Articles currently do not allow for cumulative voting.

Similar. In an uncontested election of directors, nominees shall be elected only if they receive a majority of votes cast. Neither the Delaware Certificate nor the Delaware Bylaws provide for cumulative voting.

Provision	La Jolla-California	La Jolla-Delaware
Indemnification	The California Articles provide for indemnification and advancement of expenses for directors and officers to the fullest extent permissible under applicable law.	Same.
Elimination of Director Personal Liability for Monetary Damages	The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under applicable law.	Same.

The CGCL permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

• Intentional misconduct or knowing and culpable violation of law;

• Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

• Receipt of an improper personal benefit;

• Acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

• Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

• Transactions between the corporation and a director who has a material financial interest in such transaction; or

• Liability for improper distributions, loans or guarantees.

Similar. The DGCL permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

• Breaches of the director’s duty of loyalty to the corporation or its shareholders;

• Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

• The payment of unlawful dividends or unlawful stock repurchases or redemption under Section 174 of the DGCL; or

• Transactions in which the director derived an improper personal benefit.

Differences Between the Corporation Laws of California and Delaware

The following provides a summary of certain substantive differences between the CGCL and the DGCL, in addition to those discussed above. The following is not intended to be an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective General Corporation Laws of the states of California and Delaware.

Restrictions on Cash Mergers

Under the CGCL, a merger may not be consummated for cash if the purchaser owns more than 50%, but less than 90%, of the then outstanding shares (the “50/90 Rule”), unless either: (i) all the shareholders consent, which is not practical for a public company; or (ii) the California Department of Business Oversight approves the merger.

The 50/90 Rule may make it more difficult for certain acquirors to make an all cash acquisition of the Company through a tender offer. Specifically, the 50/90 rule encourages an acquiror making an unsolicited tender offer to either tender for less than 50% of the outstanding shares or more than 90% of the outstanding shares. A purchase by such acquiror of less than 50% of the outstanding shares, however, does not allow the acquiror to gain ownership of a majority of the outstanding shares needed to approve a second step merger (for purposes of enabling the acquiror to acquire the remaining shares of the Company) and, therefore, creates risk for such an acquiror that such a favorable vote will not be obtained. On the other hand, a tender offer conditioned upon receipt of tenders from at least 90% of the outstanding shares also creates risk for the acquiror, because it is likely to be very difficult to obtain tenders from holders of at least 90% of the outstanding shares. Consequently, it is possible that these risks would discourage some potential acquirors from pursuing an all cash acquisition of the Company that is opposed by the Board of Directors.

The DGCL does not have a provision similar to California’s 50/90 Rule.

Restrictions on Statutory Mergers or Company Sales Transactions with Interested Shareholders

Section 1203 of the CGCL, which applies to mergers or corporate acquisition transactions with interested shareholders or their affiliates, makes it a condition to the consummation of a merger or other acquisition transaction with an interested shareholder that an affirmative opinion be obtained in writing as to the fairness of the consideration received by the shareholders of the corporation being acquired.

Section 203 of the DGCL makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult. It does so by generally prohibiting “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions, by a corporation or a subsidiary with an “interested stockholder” (generally defined as a person or entity who, together with their affiliates and associates, beneficially owns 15% or more of a corporation’s voting stock) within three years after the person or entity becomes an interested shareholder, unless certain conditions are satisfied.

Delaware corporations may elect to opt out of Section 203 of the DGCL, but La Jolla-Delaware has not done so.

Dividends and Repurchases of Shares

The DGCL is more flexible than the CGCL with respect to the payment of dividends and the implementation of share repurchase programs. The DGCL generally provides that a corporation may redeem or repurchase its shares out of its surplus, or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over a corporation’s statutory capital, which the Board may generally increase or decrease by resolution, subject to a statutory requirement that at a minimum a corporation’s capital must equal the aggregate par value of its issued shares. Moreover, the DGCL permits a board of directors to reduce its capital and transfer such amount to its surplus.

Dissolution

Under the CGCL, the holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under the DGCL, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. La Jolla-Delaware’s Certificate contains no such supermajority voting requirement.

Possible Negative Consequences of Change of Corporate Domicile

Notwithstanding the belief of the Board in the benefits to our shareholders of the Change of Corporate Domicile, it should be noted that the DGCL has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in certain other states, including California. In addition, franchise taxes payable by the Company in Delaware will be greater than the equivalent or other similar taxes currently payable by the Company in

California. The Board of Directors has considered the possible disadvantages of the Change of Corporate Domicile and has concluded that the potential benefits outweigh the possible disadvantages.

Interest of the Company’s Directors and Executive Officers in the Change of Corporate Domicile

The shareholders should be aware that certain of our directors and executive officers may have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Change of Corporate Domicile may provide officers and directors of the Corporation with more clarity and certainty in respect of the indemnification and advancement rights available to them and, with respect to directors, in the reduction of their potential personal liability in their fiduciary roles for the Corporation. The Board has considered these interests, among other matters, in reaching its decision to recommend that our shareholders vote in favor of this proposal and will continue to consider these interests in deciding whether to exercise its discretion to effect the Change of Corporate Domicile.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Change of Corporate Domicile to holders of our common stock that are “U.S. persons” for U.S. federal income tax purposes and that hold such common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended. The discussion is based on applicable law currently in effect, which is subject to differing interpretations or to change, possibly with retroactive effect. This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules.

We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Change of Corporate Domicile, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws. We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Change of Corporate Domicile.

The Change of Corporate Domicile is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Assuming that the Change of Corporate Domicile qualifies as a tax-free reorganization under Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of La Jolla-California common stock will not recognize any gain or loss as a result of the consummation of the Change of Corporate Domicile; (b) the aggregate tax basis of the La Jolla-Delaware common stock held by each holder immediately following the consummation of the Change of Corporate Domicile will equal the aggregate tax basis of the La Jolla-California common stock held by such holder immediately prior to the consummation of the Change of Corporate Domicile; and (c) the holding period of the La Jolla-Delaware common stock held by each holder following the consummation of the Change of Corporate Domicile will include the holding period for the La Jolla-California common stock held by such holder immediately prior to the consummation of the Change of Corporate Domicile.

Board Recommendation

The Board recommends a vote “FOR” the change of corporate domicile of the Company from California to Delaware.

CORPORATE GOVERNANCE

Board Structure

Our business affairs are managed under the direction of our Board, which currently consists of 6 members. The role of our Chairman of the Board is separate from our Principal Executive Officer. The Board has determined that this structure continues to be appropriate at this time.

Board Risk Oversight Process

Our Board is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks, including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures highlighting any new risks that may have arisen since they last met and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken.

The Board oversees the management of risk exposure and risk mitigation in various areas including: (i) risks relating to our employment policies and executive compensation plans and arrangements; (ii) financial risks and taking appropriate actions to help ensure quality financial reporting and appropriately conservative investment practices; and (iii) risks associated with the independence of the Board and potential conflicts of interest. The Audit Committee reviews policies with respect to risk assessment and risk management and consults with outside resources as appropriate on other matters that could have a significant impact on the Company’s consolidated financial statements. The Audit Committee also reviews policies with respect to financial risk and makes recommendations to the Board. The Board’s administration of its risk oversight function has not affected the Board’s leadership structure.

Director Independence

Consistent with Nasdaq listing requirements, our Board makes an annual determination of the independence of our directors. This determination is made in conjunction with each annual meeting of shareholders. In connection with the 2021 Annual Meeting of Shareholders, the Board had determined that Mr. Johnson, Ms. Johnson, Mr. Ramsay and Mr. Rosen are “independent” within the meaning of Nasdaq Marketplace Rules 5605(b) and 5605(a)(2). There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board has three standing committees: an audit committee (the “Audit Committee”); a compensation committee (the “Compensation Committee”); and a corporate governance and nominating committee (the “Corporate Governance and Nominating Committee”). The committees operate under written charters that are available for viewing on our website at www.ljpc.com, under “Corporate Resources.”

Audit Committee

It is the responsibility of the Audit Committee to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements. The specific duties of the Audit Committee include: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our Board. The Audit Committee has the authority to conduct any investigation it feels appropriate to fulfill its responsibilities, and it has direct access to all of our employees and to the independent auditor. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. In 2020, the Audit Committee was comprised of three members: Craig Johnson, David Ramsay and Robert Rosen. Mr. Johnson is the Chairman of the Audit Committee. Messrs. Johnson and Ramsay each qualify as an “audit committee financial expert” as that term is defined under the SEC rules and regulations. Each member of the Audit Committee meets the requirements for independence under the listing standards of the Nasdaq Capital

Market and the SEC rules and regulations, and also meets the requirements for financial literacy and sophistication under the applicable listing standards.

Report of the Audit Committee

The Audit Committee oversees our financial reporting process. Management has the primary responsibility for the consolidated financial statements and the reporting process, including our system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020 with management, including a discussion of the quality, not merely the acceptability, of the accounting and financial reporting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed our audited consolidated financial statements with our independent auditor, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, including a discussion of such matters as are required to be discussed under U.S. generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditor the matters required to be discussed, and received from them the written disclosures and letter required, by the applicable requirements of the Public Company Accounting Oversight Board and SEC, including with respect to its independence from us and our management. The Audit Committee has also considered the compatibility of the independent auditor’s provision of non-audit services to us with the auditor’s independence.

The Audit Committee discussed with our independent auditor the overall scope and plan for its audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC. This report is provided by the following directors, who perform the functions of the Audit Committee:

Craig Johnson, Chairman of Audit Committee

David Ramsay

Robert Rosen

Compensation Committee

It is the responsibility of the Compensation Committee to assist the Board in discharging the Board’s responsibilities regarding the compensation of our employees, officers and directors. The specific duties of the Compensation Committee include: making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation; evaluating our executive officers’ performance in light of such goals and objectives; recommending compensation levels to the Board based on such evaluations; administering our incentive compensation plans, including our equity-based incentive plans; making recommendations to the Board regarding our overall compensation structure, policies and programs; and reviewing the Company’s compensation disclosures. The Compensation Committee may delegate authority to review and approve the compensation of our employees to certain of our executive officers, including with respect to awards made under our equity incentive plans. Even where the Compensation Committee does not delegate authority, our executive officers will typically make recommendations to the Compensation Committee regarding compensation to be paid to our employees and the size of equity awards under our equity incentive plans. Additional information regarding the processes and procedures of the Compensation Committee is provided below under the caption “Executive Compensation.” The Compensation Committee is comprised of two members: Craig Johnson and Laura Johnson. Craig Johnson is the Chairman of the Compensation Committee. Each member of the Compensation Committee meets the requirements for independence under the listing standards of the Nasdaq Capital Market and the SEC rules and regulations.

Nominating and Corporate Governance Committee

The primary responsibilities of our Nominating and Corporate Governance Committee are to develop and recommend to the Board criteria for identifying and evaluating qualified candidates for directorships and to make recommendations to the Board regarding candidates for election or reelection to the Board at each annual meeting of shareholders. In addition, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board concerning corporate governance matters; the structure, composition and function of the Board and its committees; and the compensation of directors for service on the Board and its committees. The Nominating and Corporate Governance Committee is comprised of two members: Laura Johnson and Robert Rosen. Each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of the Nasdaq Capital Market.

Meetings of the Board of Directors

During the year ended December 31, 2020, the Board met 10 times (including regularly scheduled and special meetings). During the year ended December 31, 2020, the Audit Committee met six times, the Compensation Committee met two times and the Nominating and Corporate Governance Committee did not meet but took action by unanimous written consent one time. During the year ended December 31, 2020, each member of the Board attended at least 90% of the aggregate number of meetings of the Board and the committees on which he or she served during the period in which he or she was on the Board or committee. We encourage all of our directors to attend our annual meeting of shareholders. We held our 2020 Annual Meeting of Shareholders on June 25, 2020, and all of the Company’s directors attended the meeting.

Director Nominations

Our Corporate Governance and Nominating Committee periodically assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Corporate Governance and Nominating Committee may utilize a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current directors, professional search firms, shareholders or other persons. Once the Corporate Governance and Nominating Committee has identified a prospective nominee, it will evaluate the prospective nominee in the context of the then-current constitution of the Board and will consider a variety of other factors, including the prospective nominee’s business, industry, finance and financial reporting experience, as well as attributes that would be expected to contribute to an effective Board. The Corporate Governance and Nominating Committee seeks to identify nominees who possess a wide range of experience, skills and areas of expertise, knowledge and business judgment. Our Corporate Governance and Nominating Committee thus considers a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin, but also includes diversity of experience and skills. We have no formal policy regarding Board diversity. Our Corporate Governance and Nominating Committee’s priority in selecting directors is the identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, ability to contribute positively to the collaborative culture among directors, professional and personal experiences and expertise relevant to our growth strategy. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Corporate Governance and Nominating Committee assesses its effectiveness in balancing these considerations when assessing the composition of the Board. The Corporate Governance and Nominating Committee does not evaluate shareholder nominees differently than any other nominee.

In accordance with procedures set forth in the Company’s Bylaws, as amended and restated (the “Bylaws”), our Corporate Governance and Nominating Committee will consider shareholder recommendations for directors if shareholders follow the procedures specified in our Bylaws for providing timely written notice, in proper form, of the intent to make a nomination at a meeting of shareholders. To be timely, the notice must be received within the time frame discussed in our Bylaws. To be in proper form, the notice must, among other matters, include each director nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating shareholder and each director nominee and information about the nominating shareholder and each director nominee. A copy of our Bylaws will be provided on written request to our Secretary.

Shareholder Communications

Our shareholders may communicate with our Board or a particular director by sending a letter addressed to the Board or a particular director to our Secretary at 201 Jones Road, Suite 400, Waltham, Massachusetts 02451. All communications will be compiled by our Secretary and forwarded to the Board, or the director, accordingly. The Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to the Board, or the director, accordingly, unless a director has requested that the Secretary forward correspondence unopened.

Corporate Governance Guidelines

We have adopted a set of Corporate Governance Guidelines that describe a number of our corporate governance practices. The Corporate Governance Guidelines are available for viewing on our website at www.ljpc.com, under “Corporate Resources.”

Anti-hedging Policy

We have a policy that prohibits our directors, officers, employees and consultants from engaging in short-term speculative transactions in the Company securities, including: (i) short-term trading (defined as selling Company securities within 6 months following a purchase); (ii) short-sales; (iii) transactions involving publicly traded options or other derivatives, such as trades in puts or calls in Company securities; and (iv) hedging transactions.

Code of Business Conduct and Ethics; Corporate Website

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial and accounting officer and persons performing similar functions. Our Code of Business Conduct and Ethics is posted on our website at www.ljpc.com in the Corporate Governance section under “Corporate Resources.” We intend to disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, and waivers of the Code of Business Conduct and Ethics, on our website within 4 business days following the date of the amendment or waiver.

EXECUTIVE OFFICERS

Our executive officers, their respective ages and respective biographies are set forth below.

Name	Age	Position
Larry Edwards	50	Director, President and Chief Executive Officer
Michael Hearne	58	Chief Financial Officer

Larry Edwards has served as a director, President and Chief Executive Officer since 2020. From 2015 to 2020, he served in various positions at Tetraphase Pharmaceuticals, Inc., most recently serving as Chief Executive Officer. From 2014 to 2015, Mr. Edwards served as Senior Director of Marketing of the Gram-negative Franchise of Cubist Pharmaceuticals, Inc. (acquired by Merck & Co., Inc.). From 1999 to 2014, he served in various positions at Merck and Co., Inc., most recently serving as Global Marketing Director of Clostridium Difficile and New Infectious Disease Products. Mr. Edwards received a B.S. degree in business and healthcare administration from Ohio University.

Michael Hearne has served as our Chief Financial Officer since 2020. Since 2015, he has served as Chief Financial Officer of Tang Capital Management, LLC, a life sciences-focused investment company. Since 2015, Mr. Hearne has also held various positions at Odonate Therapeutics, Inc., most recently serving as Chief Financial Officer since 2018. From 2014 to 2015, he served as a partner at Weaver & Tidwell, LLP. Mr. Hearne started his career in public accounting at Coopers & Lybrand. Mr. Hearne received a B.S. degree in accounting and a masters of accountancy, taxation from Brigham Young University and is a Certified Public Accountant (inactive) in the state of California.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information for the years ended December 31, 2020 and 2019 concerning the compensation paid or awarded to our principal executive officer and the two other most highly compensated executive officers (the “Named Executive Officers” or “NEOs”):

Name and Principal Position	Year	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Current Named Executive Officers
Larry Edwards(4)(5)	2020	$208,333	$2,165,446	$247,833	$1,338	$2,622,950
Director, President and Chief Executive Officer
Michael Hearne(5)(6)	2020	$78,969	$528,359	$48,700	$1,986	$658,014
Chief Financial Officer
Former Named Executive Officers
Dennis Mulroy(5)(7)	2020	$163,941	$1,158	$-	$250,183	$415,282
Former Chief Financial Officer	2019	$382,000	$143,948	$76,400	$10,739	$613,087
Darryl Wellinghoff(5)(8)	2020	$295,095	$14,726	$249,508	$117,547	$676,876
Former Chief Commercial Officer	2019	$315,439	$578,343	$63,213	$9,719	$966,714
Lakhmir Chawla, M.D.(5)(9)	2020	$357,379	$228,321	$-	$11,157	$596,857
Former Chief Medical Officer	2019	$458,000	$130,333	$91,600	$10,611	$690,544
(1)

The amounts reported in this column represent the grant-date fair values of stock options granted to each NEO, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 8 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020. The grant-date fair values of stock options awarded in 2019 include stock options granted in January 2020 for services rendered in 2019.

(2)	The amounts reported in this column represent performance-based cash bonuses paid under the Company’s incentive bonus programs earned during the respective year.
(3)	Unless otherwise indicated, the amounts reported in this column represent the Company’s matching contribution to each NEO’s 401(k) plan account and/or life insurance premiums paid by the Company.
(4)

For the year ended December 31, 2020, Mr. Edwards’s option awards include the grant-date fair values of options to purchase 400,000 shares of La Jolla common stock on becoming President and Chief Executive Officer of the Company in July 2020.

(5)	Salary was pro-rated based on the portion of the year such officer served as an NEO.
(6)

Mr. Hearne’s compensation reflects the portion of his time dedicated to the Company. For the year ended December 31, 2020, Mr. Hearne’s option awards include the grant-date fair values of options to purchase 100,000 shares of La Jolla common stock on becoming Chief Financial Officer of the Company in June 2020.

(7)

Effective May 31, 2020, Mr. Mulroy mutually agreed with the Company to leave as Chief Financial Officer. For the year ended December 31, 2020, all other compensation includes $239,675 for severance and medical coverage paid to Mr. Mulroy in 2020 in connection with his separation.

(8)

Effective September 30, 2020, Mr. Wellinghoff’s employment as Chief Commercial Officer of the Company was terminated without cause. For the year ended December 31, 2020, all other compensation includes $106,390 for severance and medical coverage paid to Mr. Wellinghoff in 2020 in connection with his separation. The grant-date fair values of stock options granted to Mr. Wellinghoff in 2019 include stock options granted on becoming Chief Commercial Officer of the Company.

(9)	Effective October 2, 2020, Dr. Chawla resigned as Chief Medical Officer of the Company.

Outstanding Equity Awards as of December 31, 2020

The following table presents information regarding the outstanding option awards held by each of the NEOs as of December 31, 2020:

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date(1)
Current Named Executive Officers
Larry Edwards	7/29/2020	-	300,000	(2)	$4.03	7/29/2030
	7/29/2020	-	100,000	(3)	$4.03	7/29/2030
	12/10/2020	-	278,350	(2)	$4.53	12/10/2030
Michael Hearne	6/1/2020	-	100,000	(2)	$4.55	6/1/2030
	10/15/2020	-	169	(2)	$3.91	10/15/2030
	10/30/2020	-	196	(2)	$3.40	10/30/2030
	11/13/2020	-	141	(2)	$4.68	11/13/2030
	11/30/2020	-	134	(2)	$4.97	11/30/2030
	12/10/2020	-	52,191	(2)	$4.53	12/10/2030
	12/15/2020	-	147	(2)	$4.50	12/15/2030
	12/31/2020	-	1,648	(2)	$3.88	12/31/2030
Former Named Executive Officers
Dennis Mulroy(4)	1/9/2020	-	7,500	(5)	$5.25	4/9/2021
Darryl Wellinghoff(6)	1/9/2020	-	7,500	(5)	$5.25	4/9/2021
Lakhmir Chawla, M.D.(7)	-	-	-		$-	-
(1)	All stock options expire 10 years from the grant date, except for the stock options noted in footnote 5.
(2)

The stock option vests and becomes exercisable with respect to 25% of the underlying shares of common stock on the one-year anniversary of the vesting commencement date and then vests ratably on a monthly basis over the next three years.

(3)

On becoming President and Chief Executive Officer of the Company in July 2020, Mr. Edwards was granted options to purchase 100,000 shares of La Jolla common stock, which will vest as of December 31, 2021 if La Jolla's adjusted net income for the year ending December 31, 2021 is greater than approximately $10.0 million.

(4)

Effective May 31, 2020, Mr. Mulroy mutually agreed with the Company to leave as Chief Financial Officer. All outstanding and unvested equity awards were cancelled on the effective date, except for the stock options noted in footnote 5.

(5)

Messrs. Mulroy and Wellinghoff were each entitled to continued vesting through January 9, 2021 of their stock option grant made on January 9, 2020, subject to cancellation on April 9, 2021. Messrs. Mulroy and Wellinghoff exercised 5,000 and 7,500 of the stock options, respectively, and the remaining 2,500 of Mr. Mulroy’s unexercised stock options were cancelled.

(6)

Effective September 30, 2020, Mr. Wellinghoff’s employment as Chief Commercial Officer of the Company was terminated without cause. All outstanding and unvested equity awards were cancelled on the effective date, except for the stock options noted in footnote 5.

(7)	Effective October 2, 2020, Dr. Chawla resigned as Chief Medical Officer of the Company. All outstanding and unvested equity awards were cancelled on the effective date.

Compensation Arrangements with Named Executive Officers

Current Named Executive Officers

Larry Edwards

In connection with his appointment as President and Chief Executive Officer in July 2020, the Company entered into an employment arrangement with Mr. Edwards. The employment arrangement initially provided Mr. Edwards with an annualized base salary of $500,000. Mr. Edwards is eligible to earn an annual cash performance bonus, with the target bonus amount being equal to 55% of his annualized base salary. The annual cash performance bonus is discretionary, and the actual bonus is determined by the Board's assessment of La Jolla’s achievement of its corporate goals. Mr. Edwards is also eligible to receive cash bonuses totaling up to $200,000, which are tied to the achievement of certain XERAVA annual U.S. net sales thresholds and will be paid as follows: (i) $31,000 if 2021 XERAVA U.S. net sales are at least $20 million; (ii) $56,000 if XERAVA U.S. net sales are at least $35 million in any calendar year ending on or prior to December 31, 2024; and (iii) $113,000 if XERAVA U.S. net sales are at least $55 million in any calendar year ending on or prior to December 31, 2024.

In connection with his appointment, Mr. Edwards was granted options to purchase 400,000 shares of common stock of La Jolla, 300,000 of which are subject to the Company’s standard 4-year vesting (i.e., 25% vest on the first anniversary of the grant date, and the remaining 75% vest ratably on a monthly basis over the following three years), and the remaining 100,000 of which will vest as of December 31, 2021 if La Jolla's adjusted net income for the year ending December 31, 2021 is greater than $15 million. In October 2020, the Board adjusted the adjusted net income condition to approximately $10 million. At the discretion of the Board, Mr. Edwards is also eligible to receive additional equity interests in the Company in the form of stock option awards.

Mr. Edwards’s employment with La Jolla is for no specified period and constitutes “at-will” employment. As a result, Mr. Edwards is free to terminate his employment at any time, for any reason or for no reason. Similarly, La Jolla is free to terminate his employment at any time, for any reason or for no reason; provided, however, if La Jolla terminates his employment without cause, or Mr. Edwards terminates his employment for good reason on or before July 28, 2021, then: (i) Mr. Edwards will receive as severance pay an amount equal to 12 months of his then-current base salary payable over a 12-month period; and (ii) La Jolla will pay Mr. Edwards for continued medical coverage for up to 12 months following his separation date. Provided further, if La Jolla terminates his employment without cause, or Mr. Edwards terminates his employment for good reason within 12 months after a change in control event and such change in control event occurs on or before July 28, 2021, then: (i) Mr. Edwards will receive as severance pay an amount equal to 18 months of his then-current base salary payable over an 18-month period; (ii) Mr. Edwards will receive 100% of his then-current annual target bonus payable in a lump sum; and (iii) La Jolla will pay Mr. Edwards for continued medical coverage for up to 18 months following his separation date. These post-employment termination benefits are subject to La Jolla’s standard post-termination terms and conditions.

Michael Hearne

In connection with his appointment as Chief Financial Officer in June 2020, the Company entered into an employment arrangement with Mr. Hearne. The employment arrangement initially provided Mr. Hearne with an annualized base salary of $135,375. Mr. Hearne is eligible to earn an annual cash performance bonus, with the target bonus amount being equal to 40% of his annualized base salary. The annual cash performance bonus is discretionary, and the actual bonus is determined by the Board's assessment of La Jolla's achievement of its corporate goals. In connection with his appointment, Mr. Hearne was granted options to purchase 100,000 shares of common stock of La Jolla, which are subject to the Company’s standard 4-year vesting. At the discretion of the Board, Mr. Hearne is also eligible to receive additional equity interests in the Company in the form of stock option awards. Mr. Hearne’s compensation reflects the portion of his time dedicated to the Company.

Mr. Hearne’s employment with La Jolla is for no specified period and constitutes “at-will” employment. Mr. Hearne’s employment arrangement does not provide for severance benefits.

Former Named Executive Officers

Dennis Mulroy

Effective May 31, 2020, Mr. Mulroy mutually agreed with the Company to leave as Chief Financial Officer. In connection with his separation, Mr. Mulroy received aggregate salary continuation payments of $327,883, paid over the 10-month period following his separation date. Mr. Mulroy was reimbursed by La Jolla for continued medical coverage until he began employment with a new company. Additionally, Mr. Mulroy received continued vesting through January 9, 2021 of his stock option grant made on January 9, 2020, subject to cancellation on April 9, 2021. These post-employment termination benefits were subject to La Jolla’s standard post-termination terms and conditions.

Darryl Wellinghoff

Effective September 30, 2020, Mr. Wellinghoff’s employment as Chief Commercial Officer of the Company was terminated without cause. In connection with his termination, Mr. Wellinghoff is entitled to receive aggregate salary continuation payments of $295,095, payable over the 9-month period following his separation date. Mr. Wellinghoff will also be reimbursed by La Jolla for continued medical coverage through the earlier of: (a) the date that he begins employment with a new company; or (b) September 30, 2021. Additionally, Mr. Wellinghoff was entitled to continued vesting through January 9, 2021 of his stock option grant made on January 9, 2020, subject to cancellation on April 9, 2021. These post-employment termination benefits are subject to La Jolla’s standard post-termination terms and conditions.

Lakhmir Chawla, M.D.

Effective October 2, 2020, Dr. Chawla resigned as Chief Medical Officer of the Company. In connection with his resignation, Dr. Chawla was not provided severance benefits.

Defined Contribution Plan

The Company has a defined contribution plan (the “401(k) Plan”) covering substantially all of the Company’s employees, including NEOs. The 401(k) Plan is a tax-qualified retirement saving plan, pursuant to which all employees are able to contribute the lesser of 50% of their annual compensation (as defined) or the limit prescribed by the Internal Revenue Service to the 401(k) Plan on a before-tax basis. The Company matches employee contributions to the 401(k) Plan based on each participant’s contribution during the plan year, up to 3.5% of each participant’s annual compensation.

CEO Pay Ratio

We determined the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (the “CEO Pay Ratio”) in accordance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K.

We identified our median employee as of December 31, 2020 based on a consistently applied compensation measure defined as the sum of: (i) annualized 2020 base salary; (ii) incentive bonuses paid in 2020; and (iii) the grant-date fair value of equity awards granted in 2020. The aggregate grant-date fair value of equity awards was computed in accordance with FASB ASC Topic 718, as disclosed in Note 8 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

The annual total compensation of our median employee and Chief Executive Officer is defined as the sum of: (i) annualized 2020 base salary; (ii) incentive bonuses paid in 2020; (iii) the grant-date fair value of equity awards granted in 2020; and (iv) the matching contribution to the 401(k) Plan account and life insurance premiums paid by the Company.

For the year ended December 31, 2020:

•	the annual total compensation of Larry Edwards, our President and Chief Executive Officer, was $2,914,617;
•	the annual total compensation of the median employee was $265,543; and
•	the CEO Pay Ratio was 11:1.

Director Compensation

Retainer Fees. Directors who are also our employees receive no extra compensation for their service on the Board. For the year ended December 31, 2020, our non-employee directors received an annual retainer fee of $60,000 and the Chair of the Audit Committee received an additional annual retainer fee of $15,000, both of which were paid quarterly. The Chairman of the Board, Mr. Tang, has elected to waive all cash compensation for his service as a director.

Option Grants. Each of our non-employee directors is eligible to receive, on becoming a non-employee director, a one-time grant of a non-qualified stock option under the Company’s 2013 Equity Incentive Plan in an amount to be determined by the Board at an exercise price equal to the fair value of a share of common stock on the grant date. These non-employee director options have a term of 10 years and vest with respect to one-third of the underlying shares on the one-year anniversary of the grant and with respect to the remainder of the underlying shares on a quarterly basis for two years thereafter. Each non-employee director receives an additional grant annually of a non-qualified stock option in an amount to be determined by the Board. These non-employee director options have a term of 10 years and vest fully on the one-year anniversary of the grant date. The exercise price for these additional non-employee director options is the fair value of the common stock on the grant date. All outstanding non-employee director options vest in full immediately prior to any change in control. Each non-employee director is also eligible to receive additional options under the Company’s 2013 Equity Incentive Plan at the discretion of the Board. These options vest and become exercisable pursuant to the Company’s 2013 Equity Incentive Plan and the terms of the option grant.

The following table shows the compensation earned in 2020 by the non-employee directors who served on the Board during the year ended December 31, 2020:

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Kevin Tang(2)	$-	$102,597	$102,597
Craig Johnson(3)	$75,000	$217,865	$292,865
Laura Johnson	$60,000	$102,597	$162,597
David Ramsay	$60,000	$102,597	$162,597
Robert Rosen	$60,000	$102,597	$162,597
(1)

The amounts reported in this column are calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 8 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020. Each non-employee director was granted an option to purchase up to 30,000 shares of common stock at $4.53 per share, the closing price of the common stock on the grant date. As of December 31, 2020, the aggregate number of option awards outstanding for Kevin Tang, Craig Johnson, Laura Johnson, David Ramsay and Robert Rosen were 112,000, 161,000, 120,500, 60,000 and 112,000, respectively.

(2)	Mr. Tang has elected to waive all cash compensation for his service as a director.
(3)

Mr. Johnson was granted an option to purchase an additional 30,000 shares of common stock in connection with his service on a committee of the Board that provided Board-level oversight of the Company's management team.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our shares of common stock as of May 14, 2021 for:

•	each shareholder or group of shareholders known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our NEOs; and
•	all of our current directors and executive officers as a group.

Percentage of beneficial ownership of common stock is based on 27,465,959 shares of common stock outstanding as of May 14, 2021.

Beneficial ownership is determined in accordance with the rules of the SEC and includes information from SEC filings as of May 14, 2021. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all equity interests beneficially owned, subject to community property laws where applicable. Unless otherwise noted below, the address of each person listed on the table is 201 Jones Road, Suite 400, Waltham, Massachusetts 02451.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Greater than 5% Shareholders
Tang Capital Partners, LP(2)	9,405,490	34.2%
RTW Investments, LP(3)	2,397,378	8.7%
BlackRock, Inc.(4)	1,477,499	5.4%
Current and Former Directors and Named Executive Officers
Kevin Tang(2)	9,727,490	35.3%
Craig Johnson(5)	112,250	*
Laura Johnson(6)	91,000	*
Robert Rosen(7)	82,000	*
David Ramsay(8)	69,000	*
Michael Hearne(9)	30,848	*
Larry Edwards(10)	984	*
Lakhmir Chawla, M.D.(11)	-	*
Dennis Mulroy(12)	-	*
Darryl Wellinghoff(13)	-	*
All current directors and executive officers as a group (7 persons)	10,113,572	36.3%

* Represents beneficial ownership of less than one percent.

(1)

Shares of common stock underlying stock options exercisable within 60 days after May 14, 2021 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the stock options but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)

Based on Schedule 13D/A filed with the SEC on September 11, 2020. Kevin Tang, our Chairman, is the manager of the general partner of Tang Capital Partners, LP (“TCP”). Mr. Tang has a pecuniary interest in the shares beneficially held by TCP. Mr. Tang is the beneficial owner of 9,727,490 shares of common stock, which is comprised of: (i) 9,405,490 shares of common stock beneficially owned by TCP; (ii) 240,000 shares of common stock beneficially owned by the Kevin C. Tang Foundation; and (iii) 82,000 shares of common stock underlying stock options owned by Mr. Tang that are exercisable within 60 days of May 14, 2021. The beneficial ownership for TCP and Mr. Tang excludes 6,067,784 and 6,338,500 shares of common stock, respectively, that are potentially issuable on conversion of the Company’s Series C-1[2] Convertible Preferred Stock because the C-1[2] Convertible Preferred Stock have a limit on the ability of the holder to convert to the extent that the holder would beneficially own greater than 9.999% of shares of the Company’s common stock following such conversion. The address of the foregoing entities and person is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(3)

Based on Schedule 13G/A filed with the SEC on February 12, 2021. The beneficial ownership for RTW Investments, LP includes 263,029 shares of common stock that are potentially issuable on conversion of the Company’s Series C-1[2] Convertible Preferred Stock. The address of RTW Investments, LP and Roderick Wong is 40 10th Avenue, Floor 7, New York, NY 10014.

(4)	Based on Schedule 13G/A filed with the SEC on January 29, 2021. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(5)	Consists of 112,250 shares of common stock underlying stock options exercisable by Mr. Johnson within 60 days of May 14, 2021.
(6)	Consists of 500 shares of common stock and 90,500 shares of common stock underlying stock options exercisable by Ms. Johnson within 60 days of May 14, 2021.
(7)	Consists of 82,000 shares of common stock underlying stock options exercisable by Mr. Rosen within 60 days of May 14, 2021.
(8)	Consists of 48,000 shares of common stock and 21,000 shares of common stock underlying stock options exercisable by Mr. Ramsay within 60 days of May 14, 2021.
(9)

Consists of 3,765 shares of common stock and 27,083 shares of common stock underlying stock options exercisable by Mr. Hearne within 60 days of May 14, 2021. Mr. Hearne, our Chief Financial Officer, is the Chief Financial Officer of the general partner of TCP. Mr. Hearne has a pecuniary interest in the shares beneficially held by TCP.

(10)	Consists of 984 shares of common stock.
(11)	Effective October 2, 2020, Dr. Chawla resigned as Chief Medical Officer of the Company. All outstanding and unvested equity awards were cancelled on October 2, 2020.
(12)	Effective May 31, 2020, Mr. Mulroy mutually agreed with the Company to leave as Chief Financial Officer. All outstanding and unvested equity awards were cancelled as of April 9, 2021.
(13)

Effective September 30, 2020, Mr. Wellinghoff’s employment as Chief Commercial Officer of the Company was terminated without cause. All outstanding and unvested equity awards were cancelled as of April 9, 2021.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2020, our directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act, except for one Form 4 for Dr. Chawla covering a stock purchase under the Employee Stock Purchase Plan and one for Mr. Tang covering his annual stock option grant associated with his Board service.

Equity Compensation Plan Information

The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2020:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans, excluding Securities Reflected in Column (1) (3)
Equity compensation plans approved by security holders:
2013 Equity Incentive Plan	4,121,666	$8.67	5,478,334
2018 Employee Stock Purchase Plan	-	$-	455,768
Equity compensation plans not approved by security holders	-	$-	-
Total	4,121,666	$8.67	5,934,102

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Pursuant to our Code of Business Conduct and Ethics, our directors, officers and employees must disclose transactions involving actual or apparent conflicts of interest, such as related party transactions, to the Chairperson of the Audit Committee. Additionally, the Audit Committee is responsible for review and approval of all related party transactions in which any officer, director or shareholder has a direct or indirect interest and would be required to be disclosed under Item 404(a) of Regulation S-K, and has written policies and procedures for reviewing, approving or ratifying any transaction required to be reported under Item 404(a) of Regulation S-K. In reviewing related party transactions, the Audit Committee evaluates any transaction in which a “related person” (as defined in Item 404(a) of Regulation S-K) was, or is to be, a participant and the amount involved exceeds the threshold specified by SEC rules (generally $120,000), and in which the related person had, or will have, a direct or indirect material interest. The Audit Committee also will consider whether the proposed terms are at least as favorable to the Company as could be obtained from unaffiliated third parties and will confirm that there is a bona fide business purpose for the transaction.

The Company has a non-voting profits interest in a related party, which provides the Company with the potential to receive a portion of the future distributions of profits, if any. Investment funds affiliated with the Chairman of the Company’s Board have a controlling interest in the related party. During the years ended December 31, 2020 and 2019, the Company received distributions of $6.3 million and $1.9 million, respectively, in connection with this profits interest.

In September 2020, the Company entered into a sublease agreement for office space in San Diego, California with an entity of which the Chairman of the Company’s Board is also the chairman and chief executive officer. The sublease term is approximately 7 years, and the sublease expense is approximately $12,000 per month. The sublease is cancellable without penalty by either party with 30-days’ written notice. The Company made payments of approximately $64,000 under the sublease in 2020.

Since January 1, 2019, there were no other transactions, and there are no currently proposed transactions, between the Company and any “related person” where the amount exceeded or will exceed $120,000, and in which any “related person” had or will have a direct or indirect material interest, other than compensation arrangements described elsewhere in this Proxy Statement.

OTHER MATTERS

Other Business

We know of no other business to be presented at the Annual Meeting. If any other business were to properly come before the Annual Meeting, it is intended that the shares represented by proxies would be voted with respect thereto in accordance with the best judgment of the persons named in the accompanying proxy card or voting instruction form.

Shareholder Proposals

Shareholders who wish to have proposals considered for inclusion in the Proxy Statement and form of proxy for our 2022 Annual Meeting must cause their proposals to be received in writing by our Secretary, Michael Hearne, at 201 Jones Road, Suite 400, Waltham, Massachusetts 02451 no later than the close of business (5:00 p.m. Eastern Time) on February 11, 2022, provided that if the Company moves the date of the 2022 Annual Meeting of Shareholders by more than 30 days from the anniversary date of the Annual Meeting, then the deadline for submission of proposals will be a “reasonable time” before the Company begins to print and send its proxy materials for the 2022 Annual Meeting of Shareholders (as defined in Rule 14a-8 under the Exchange Act). Any proposal should be addressed to our Secretary and may be included in next year’s proxy materials only if such proposal complies with our Bylaws and the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our Proxy Statement any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. Submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement and form of proxy.

Further, our Bylaws require that a shareholder give our Secretary timely written notice of any proposal or nomination of a director to be brought before the annual meeting, but not included in the Proxy Statement and form of proxy. To be timely, such written notice must be delivered to our Secretary not less than 90 days nor more than 120 days prior to a scheduled annual meeting of shareholders, or if less than 95 days’ notice or prior public disclosure of the date of the scheduled annual meeting of shareholders is given or made, such written notice must be received by our Secretary not later than the close of business on the seventh day following the earlier of the date of the first public announcement of the date of such meeting or the date on which such notice of the scheduled meeting was mailed. Any proposal or nomination of a director to be brought before the annual meeting should be addressed to our Secretary must comply with our Bylaws and the rules and regulations promulgated by the SEC.

Delivery of Documents to Shareholders Sharing an Address

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders of record who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice of the 2021 Annual Meeting of Shareholders, the 2020 Annual Report and the proxy card or voting instruction form, until such time as one or more of these shareholders notifies us that they wish to receive individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources.

If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Secretary at 201 Jones Road, Suite 400, Waltham, Massachusetts 02451 or call (617) 715-3598, and we will promptly deliver the proxy materials to you. You may also submit a request to the aforementioned address or phone number if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.

Availability of Additional Information

Along with this Proxy Statement, we have provided each shareholder of record a copy of our 2020 Annual Report. We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2020, including exhibits, on the written or oral request of any shareholder or beneficial owner of our common stock. Please send a written request to our Secretary at 201 Jones Road, Suite 400, Waltham, Massachusetts 02451 or call (617) 715-3598.

By Order of the Board of Directors,

/s/ Larry Edwards
Larry Edwards
Director, President and Chief Executive Officer
Waltham, Massachusetts
June 4, 2021

Appendix A

AGREEMENT AND PLAN OF MERGER

OF

LA JOLLA PHARMACEUTICAL COMPANY

A DELAWARE CORPORATION,

AND

LA JOLLA PHARMACEUTICAL COMPANY,

A CALIFORNIA CORPORATION

This AGREEMENT AND PLAN OF MERGER, dated as of           , 2021 (the “Merger Agreement”), is made by and between La Jolla Pharmaceutical Company, a Delaware corporation (“LJPC-Delaware”), and La Jolla Pharmaceutical Company, a California corporation (“LJPC-California”). LJPC-Delaware and LJPC-California are referred to herein as the “Constituent Corporations.” LJPC-Delaware is a wholly owned subsidiary of LJPC-California.

RECITALS

A. LJPC-Delaware is a corporation duly incorporated and existing under the laws of the State of Delaware and has a total authorized capital stock of 108,000,000 shares, of which 100,000,000 are designated common stock, par value $0.0001 per share (the “LJPC-Delaware Common Stock”), and 8,000,000 are designated preferred stock, par value $0.0001 per share (the “LJPC-Delaware Preferred Stock”). The LJPC-Delaware Preferred Stock is undesignated as to series, rights, preferences, privileges or restrictions. As of the date hereof, and before giving effect to the transactions contemplated hereby,          shares of LJPC-Delaware Common Stock are issued and outstanding, all of which are held by LJPC-California, and no shares of LJPC-Delaware Preferred Stock are issued and outstanding.

B. LJPC-California is a corporation duly incorporated and existing under the laws of the State of California and has a total authorized capital stock of 108,000,000 shares, of which 100,000,000 are designated common stock, par value $0.0001 per share (the “LJPC-California Common Stock”), and 8,000,000 are designated preferred stock, par value $0.0001 per share (the “LJPC-California Preferred Stock” and together with LJPC-California Common Stock, the “LJPC-California Securities”). As of the date hereof: (i) 11,000 shares of LJPC-California Preferred Stock are designated Series C-12 Convertible Preferred Stock (the “Series C-12 Preferred”) and, as of the date hereof,            shares of Series C-12 Preferred are issued, outstanding and convertible into            shares of LJPC-California Common Stock and (ii) 10,000 shares of LJPC-California Preferred Stock are designated Series F, none of which are currently outstanding.

C. The Board of Directors of LJPC-California has determined that, for the purpose of effecting the change of corporate domicile of LJPC-California to the State of Delaware, it is advisable and in the best interests of LJPC-California and its shareholders that LJPC-California merge with and into LJPC-Delaware upon the terms and conditions herein provided.

D.The Constituent Corporations intend, by executing this Merger Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the Merger (as defined below) to qualify as a reorganization under the provisions of Section 368 of the Code.

E. The respective Boards of Directors of the Constituent Corporations and the shareholders of LJPC-California have approved this Merger Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, LJPC-Delaware and LJPC-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

Appendix A

1.	MERGER

1.1 Merger. In accordance with the provisions of this Merger Agreement, the General Corporation Law of the State of Delaware (the “DGCL”) and the California Corporations Code, LJPC-California shall be merged with and into LJPC-Delaware (the “Merger”), the separate existence of LJPC-California shall cease and LJPC-Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be La Jolla Pharmaceutical Company.

1.2 Filing and Effectiveness. The Merger shall become effective in accordance with Section 1108 of the California Corporations Code and Section 252 of the DGCL. The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date.”

1.3 Effect of the Merger. Upon the Effective Date, the separate existence of LJPC-California shall cease, and LJPC-Delaware, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) be subject to all actions previously taken by its and LJPC-California’s Boards of Directors, (iii) succeed, without other transfer, to all of the assets, rights, powers and property of LJPC-California in the manner as more fully set forth in Section 259 of the DGCL, (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of LJPC-California in the same manner as if LJPC-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the California Corporations Code.

1.4 Securities Act. It is the intent of the parties hereto that LJPC-Delaware, as of the Effective Time, be deemed a “successor issuer” for purposes of continuing offerings under the Securities Act of 1933, as amended (the “Securities Act”). As soon as practicable following the Merger, LJPC-Delaware will, to the extent deemed appropriate, file post-effective amendments to any LJPC-California registration statements, adopting such registration statements as its own registration statements for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and setting forth any additional information necessary to reflect any material changes made in connection with or resulting from the succession, or necessary to keep any such registration statements from being misleading.

1.5 Exchange Act. It is the intent of the parties hereto that the Merger will constitute a “succession” for purposes of Rule 12g-3(a) under the Exchange Act and, upon issuance of the LJPC-Delaware Common Stock in connection with the Merger, the LJPC-Delaware Common Stock will be deemed to be registered under Section 12(g) of the Exchange Act. It is the further intent of the parties hereto that LJPC-Delaware will be considered a “successor issuer” of the LJPC-California.

1.6 Continued Listing. The shares of Common Stock of LJPC-Delaware will continue to be listed on the NASDAQ under the symbol “LJPC”.

2.	CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. The Certificate of Incorporation of LJPC-Delaware as in effect immediately prior to the Effective Date (the “Certificate of Incorporation”) shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of LJPC-Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The Constituent Corporations shall take all necessary action such that the directors and officers of LJPC-California immediately prior to the Effective Date shall be the directors and

Appendix A

officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.	MANNER OF CONVERSION OF STOCK

3.1 LJPC-California Common Stock. Upon the Effective Date, each share of LJPC-California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of LJPC-Delaware Common Stock.

3.2 LJPC-Delaware Common Stock. Upon the Effective Date, each share of LJPC-Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by LJPC-Delaware, or the holder of such shares or any other person, be cancelled and returned to the status of authorized and unissued shares of LJPC-Delaware Common Stock, without any consideration being delivered in respect thereof.

3.3 Exchange of Certificates. After the Effective Date, each holder of an outstanding certificate representing shares of LJPC-California Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive, in exchange therefor, a certificate or certificates representing the number of shares of LJPC-Delaware Common Stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Until so surrendered, each certificate that represented shares of LJPC-California Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of LJPC-Delaware Common Stock into which such shares of LJPC-California Common Stock were converted in the Merger. In addition:

(a) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of LJPC-Delaware Common Stock represented by such certificate as provided above.

(b) Each certificate representing shares of LJPC-Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificate of LJPC-California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

3.4 LJPC-California Employee Benefit and Equity Incentive Plans.

(a) Upon the Effective Date, the Surviving Corporation shall assume and continue any and all employee benefit and incentive compensation plans existing immediately prior to the Effective Date, including all stock option, stock incentive and other equity-based award plans heretofore adopted by LJPC-California (collectively, the “Plans”). Each outstanding and unexercised option, warrant, restricted stock unit or other right to purchase or receive, or security convertible into, LJPC-California Common Stock shall become an option, warrant, restricted stock unit or other right to purchase or receive, or security convertible into, LJPC-Delaware Common Stock on the basis of one (1) share of LJPC-Delaware Common Stock for each one (1) share of LJPC-California Common Stock issuable pursuant to any such option, warrant, restricted stock unit or right to purchase or receive, or convertible security, on the same terms and conditions as were applicable to such option, warrant, restricted stock unit, other right or security prior to the Effective Date. For avoidance of doubt, the LJPC-Delaware stock options, warrants, rights and securities will, as applicable, have an exercise price per share equal to the exercise price per share applicable to any such LJPC-California option, warrant, right and security prior to the Effective Date. Other than the

Appendix A

change in the identity of the corporation to which the awards granted under the Plans are subject, no other changes in the terms and conditions of such options, restricted stock units or other equity awards will occur.

(b) A number of shares of LJPC-Delaware Common Stock shall be reserved for issuance under the Plans equal to the number of shares of LJPC-California Common Stock so reserved immediately prior to the Effective Date.

4.	CONDITIONS

4.1 Conditions to LJPC-California’s Obligations. The obligations of LJPC-California under this Merger Agreement shall be conditioned upon the occurrence of the following events:

(a) The principal terms of this Merger Agreement shall have been duly approved by the shareholders of LJPC-California;

(b) Any consents, approvals or authorizations that LJPC-California deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

(c) The LJPC-Delaware Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the NASDAQ Stock Market.

5.	GENERAL

5.1 Covenants of LJPC-Delaware. LJPC-Delaware covenants and agrees that it will, on or before the Effective Date:

(a) File this Merger Agreement with the Secretary of State of the State of California; and

(b) Take such other actions as may be required by the California Corporations Code.

5.2 Further Assurances. From time to time, as and when required by LJPC-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of LJPC-California such deeds and other instruments, and there shall be taken or caused to be taken by LJPC-Delaware and LJPC-California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by LJPC-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of LJPC-California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of LJPC-Delaware are fully authorized in the name and on behalf of LJPC-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either or both of the Constituent Corporations, notwithstanding the approval of this Merger Agreement by the shareholders of LJPC-California or by the sole stockholder of LJPC-Delaware, or by both. In the event of the termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no obligations on either Constituent Corporation or their respective Board of Directors, shareholders or stockholders with respect thereto.

5.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the effectiveness of the filing of this Merger Agreement (or a certificate of merger in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders or stockholders of either Constituent Corporation shall not, unless approved by such shareholders or stockholders as required by law:

(a) Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

Appendix A

(b) Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c) Alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California Corporations Code.

5.6 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of this page intentionally left blank.

Signatures of the parties follow on the next page.]

Appendix A

IN WITNESS WHEREOF, this Merger Agreement, having first been approved by resolutions of the Boards of Directors of La Jolla Pharmaceutical Company, a Delaware corporation, and La Jolla Pharmaceutical Company, a California corporation, and is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY, a Delaware corporation

By:
Larry Edwards Director, President and Chief Executive Officer

By:
Michael Hearne Chief Financial Officer

LA JOLLA PHARMACEUTICAL COMPANY, a California corporation

By:
Larry Edwards Director, President and Chief Executive Officer

By:
Michael Hearne Chief Financial Officer

Appendix B

CERTIFICATE OF INCORPORATION
OF
LA JOLLA PHARMACEUTICAL COMPANY
(a Delaware Corporation)

ARTICLE I
NAME

The name of the corporation is La Jolla Pharmaceutical Company (the “Corporation”).

ARTICLE II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company. The address of the registered agent is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
CAPITALIZATION

a.

Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 108,000,000 shares, consisting of two classes: 100,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”) and 8,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”).

b.

Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall fix the designation and number of shares of each such series. The Board of Directors is hereby authorized to provide by resolution and by causing the filing of a Preferred Stock Designation for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series. The Board of Directors (within the limits and restrictions of any resolutions adopted originally fixing the number of shares of any series) may increase or decrease the number of shares of that series; provided, however that no such decrease shall reduce the number of shares of such series to a number less than the number of shares of such series then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into shares of such series.

c.

Voting. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation). To the extent that a vote of the Preferred Stock, voting as a class, is permitted or required under applicable law, including, without limitation, under Section 1201(a) of the

Appendix B

DGCL, or under this Certificate, the Preferred Stock shall vote together as a single class, voting on an as-converted basis.
d.

Designation and Amount of Convertible Preferred Stock. A series of Preferred Stock is designated as Series C-1[2] Convertible Preferred Stock (the “Series C-1 Preferred”). The number of shares constituting such series is 11,000.

1.	For purposes of this Certificate of Incorporation, the following terms shall have the following meanings:
(A)	“Change of Control” means the following:
(i)

the consolidation, merger or other business combination of the Corporation with or into another entity (other than a consolidation, merger or other business combination in which holders of the Corporation’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, in substantially the same proportion as immediately preceding the transaction, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities);

(ii)

the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation (including, without limitation, any such action effected by the Corporation or any subsidiary of the Corporation by merger, consolidation or otherwise) of all or substantially all of the intellectual property or assets of the Corporation and its subsidiaries, taken as a whole, or the sale or disposition (including, without limitation, any such action effected by the Corporation or any subsidiary of the Corporation by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries; or

(iii)

the consolidation, merger or other business combination of the Corporation with or into another entity that results in the cancellation of shares of Series C-1 Preferred or that results in the conversion of shares of Series C-1 Preferred into: (1) shares of any other class or series of capital stock of the Corporation; (2) securities of the Corporation or any other person (or the right to receive any such securities); (3) any property (including, without limitation, cash and the right to receive cash or other property); or (4) any combination of the foregoing.

(B)	“Closing Date” means the date on which this Certificate of Incorporation is initially filed with the Secretary of State of the State of Delaware.
(C)

“Closing Sales Price” means, on any particular date: (i) the last trading price per share of the Common Stock on such date during regular trading hours on the principal Trading Market on which the Common Stock is then listed as reported by Bloomberg Financial L.P. (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Requisite Holders, if Bloomberg Financial L.P. is not then reporting closing sales prices of the Common Stock) (collectively, “Bloomberg”), or if there is no such price on such date, then the last trading price during regular trading hours on such Trading Market on the date nearest preceding such date as reported by Bloomberg; or (ii) if the Common Stock is not listed then on a Trading Market, the last trading price for a share of Common Stock in the over-the-counter market during regular trading hours, as reported in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices at the close of business on such date; or (iii) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes on such date, as determined in good faith by the holder; or (iv) if the Common Stock is not then publicly

Appendix B

traded, the fair market value of a share of Common Stock as determined by the Corporation and reasonably acceptable to the Requisite Holders.
(D)	“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.
(E)

“Common Stock Equivalents” means any securities of the Corporation or of any subsidiary of the Corporation that would entitle the holder thereof to acquire, directly or indirectly, at any time, Common Stock or any security of any subsidiary of the Corporation, including, without limitation, any debt, preferred stock, right, option, warrant or other agreement, document or instrument that is at any time convertible into, exercisable for or exchangeable for, or otherwise entitles the holder thereof to receive, directly or indirectly, Common Stock or any security of any subsidiary of the Corporation.

(F)

“Conversion Date” means, for any Optional Conversion (as defined in Article IV(d)(3)(A) below), the date specified in the notice of conversion in the form attached hereto (the “Notice of Conversion”), so long as a copy of the Notice of Conversion is delivered via electronic mail resulting in notice to the Corporation before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that if the Notice of Conversion is not so e-mailed before such time, then the Conversion Date shall be the date the holder e-mails the Notice of Conversion to the Corporation.

(G)	“Conversion Price” means the price obtained by dividing $1,000 by 86,202, and shall be subject to adjustment as set forth in Article IV(d)(7) below.
(H)

“Face Amount” means, with respect to the Series C-1 Preferred, $1,000.00 per share, as adjusted (i) for stock splits, stock dividends, combinations, recapitalizations, reclassifications or the like and (ii) with respect to any given share or shares of Series C-1 Preferred, to account for any accretion in the Face Amount as a result of accrued but unpaid dividends or any other increase provided for in this Certificate of Incorporation.

(I)	“Original Issue Date” means, with respect to each share of Series C-1 Preferred, the date of issuance of such share.
(J)

Unless otherwise expressly provided in this Certificate of Incorporation, each reference to a “person” refers to any individual, entity or association, including, without limitation, any corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, and trust, business trust or other organization, whether or not a legal entity, or a government or agency or any political subdivision thereof.

(K)	“Requisite Holders” means the holders of at least 80% of the then outstanding shares of Series C-1 Preferred.
(L)

“Trading Day” means, except as set forth below, a day on which the Corporation’s securities are traded on a Trading Market; provided, however, that in the event that the Corporation’s securities are not traded on a Trading Market, then Trading Day shall mean any day except Saturday, Sunday and any day on which banking institutions in the State of New York are authorized or required by law or other government action to close. Notwithstanding the foregoing, the following shall not be deemed Trading Days:

•	December 24 to January 2;
•	The Fridays immediately before Memorial Day and immediately before Labor Day;

Appendix B

•	The weekday immediately before and the weekday immediately after Independence Day, provided that if Independence Day is on a Wednesday, then the two following weekdays;
•	Columbus Day; or
•	The Friday immediately after Thanksgiving.
(M)

“Trading Market” means the OTC Bulletin Board or the Pink Sheets, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange (“NYSE”) or the NYSE MKT, or any successor markets thereto.

2.

Dividends. Holders of Series C-1 Preferred shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series C-1 Preferred equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends (other than dividends in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of the Series C-1 Preferred; and the Corporation shall pay no dividends (other than dividends in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

3.	Conversion.
(A)

Conversion at the Option of the Holder. Subject to the limitations on conversions contained in Paragraph C of this Article IV(d)(3), each holder of shares of Series C-1 Preferred may, at any time and from time to time, convert (an “Optional Conversion”) each of its shares of Series C-1 Preferred into a number of fully paid and non-assessable shares of Common Stock determined in accordance with the following formula:

Face Amount

Conversion Price

(B)

Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall deliver via electronic mail a copy of the fully executed Notice of Conversion (in the form attached hereto) to the Corporation (Attention: Secretary). Such notice shall be delivered to conversions@ljpc.com or such other address as the Corporation may, from time to time, provide to the holders upon delivery of a written notice. Upon receipt by the Corporation of a copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile or electronic mail, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion.

(i)

Delivery of Common Stock Upon Conversion. The Corporation (itself, or through its transfer agent) shall, no later than the second Trading Day following the Conversion Date (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee a certificate representing that number of shares of Common Stock issuable upon conversion of such shares of Series C-1 Preferred being converted. Notwithstanding the foregoing, if the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program or any other program that provides for the electronic delivery of Common Stock, the Corporation shall cause its transfer agent, by the end of the Delivery Period, to electronically transmit the Common Stock (not in physical stock certificate form) issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system or with any such equivalent program.

Appendix B

(ii)	Taxes. The Corporation shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series C-1 Preferred.
(iii)

No Fractional Shares. If any conversion of Series C-1 Preferred would result in the issuance of a fractional share of Common Stock, such fractional share shall be payable in cash based upon the Closing Sales Price on the Trading Day immediately preceding the Conversion Date and the number of shares of Common Stock issuable upon conversion of the Series C-1 Preferred shall be the next lower whole number of shares.

(iv)

Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with subparagraph (i) above. If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant within three Trading Days of receipt of the Notice of Conversion. The accountant, at the Corporation’s sole expense, shall promptly audit the calculations and notify the Corporation and the holder of the results no later than three Trading Days from the date it receives the disputed calculations. The Board of Directors shall consider the accountant’s calculation in good faith and determine the final valuation. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with subparagraph (i) above.

(C)

Restrictions on Conversion or Transfer. Notwithstanding anything in this Certificate of Incorporation to the contrary and except as set forth in this paragraph, at no time may the Corporation issue or sell shares of Common Stock (including transfers by the Corporation of treasury stock) to a holder of Series C-1 Preferred, and in no event shall any holder of shares of Series C-1 Preferred have the right to convert shares of Series C-1 Preferred into shares of Common Stock, in each such case (x) to the extent that such issuance or sale or right to effect such conversion would result in the holder or any of its affiliates together beneficially owning more than 9.999% of the then issued and outstanding shares of Common Stock or (y) if such holder or any of its affiliates together beneficially own more than 9.999% of the then issued and outstanding Common Stock immediately prior to such purported issuance, sale, transfer or conversion. For purposes of this subparagraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 13D-G thereunder. The restriction contained in this subparagraph may only be waived (or amended to a different percentage of beneficial ownership) in writing by the holder upon providing the Corporation with at least 61 days’ prior written notice of such waiver or amendment. Except as permitted in the preceding sentence, the restriction contained in this subparagraph may not otherwise be waived or amended. Any purported issuance, sale, transfer or conversion effected in violation of this paragraph shall be null and void. Certificates representing shares of Series C-1 Preferred shall have imprinted, typed, stamped or otherwise affixed thereon a legend in substantially the following form:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND CONVERSION RESTRICTIONS AND MAY BE TRANSFERRED OR CONVERTED ONLY AS PERMITTED BY THE TERMS OF THE CERTIFICATE OF INCORPORATION SETTING FORTH THE RIGHTS, POWERS AND PREFERENCES OF SUCH PREFERRED STOCK, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE UPON A REQUEST THEREFOR SUBMITTED TO THE SECRETARY.

4.

Reservation of Shares of Common Stock. If the authorized and unissued number of shares of Common Stock (the “Reserved Amount”) for any three consecutive Trading Days shall be less than a number sufficient to provide for the conversion in full, at the then current Conversion Price thereof, without taking into account the conversion limitations set forth in Article IV(d)(3)(C), of all of the Series C-1 Preferred then outstanding, (the “Required Reserve Amount”), then the

Appendix B

Corporation shall immediately notify the holders of Series C-1 Preferred of such occurrence and shall take immediate action (including, if necessary, seeking stockholder approval to increase the number of shares of Common Stock that the Corporation is authorized to issue) to increase the Reserved Amount to at least the Required Reserve Amount. Nothing contained in this Article IV(d)(4) shall limit any other rights or remedies of the holders of the Series C-1 Preferred hereunder or under applicable law.

5.

Failure to Satisfy Conversions. Without limiting the other rights or remedies of the holders, unless the Corporation has notified the applicable holder in writing prior to the delivery by such holder of a Notice of Conversion that the Corporation is unable to honor conversions, if (i) the Corporation fails to timely deliver during the Delivery Period shares of Common Stock to a holder upon a conversion of shares of Series C-1 Preferred and (ii) thereafter, such holder purchases (in an open market transaction or otherwise) shares of Common Stock (the “Cover Shares”) to make delivery in satisfaction of a sale by such holder of the shares of Common Stock (the “Sold Shares”) that such holder anticipated receiving upon such conversion (a “Buy-In”), at the election of the holder as a redemption to the fullest extent permitted by law, the Corporation shall pay such holder (in addition to any other remedies available to the holder) the amount equal to such holder’s total purchase price (including brokerage commissions, if any) for the Cover Shares and, upon making such payment, the Corporation’s conversion obligations shall be deemed satisfied and the Series C-1 Preferred that was tendered pursuant to the Notice of Conversion shall thereupon be cancelled and the holder shall not have any further right or remedy against the Corporation with respect to such shares of Series C-1 Preferred that were tendered pursuant to the Notice of Conversion. A holder shall provide the Corporation written notification and supporting documentation indicating any amounts payable to such holder pursuant to this Article IV(d)(5). The Corporation shall make any payments required pursuant to this Article IV(d)(5) in accordance with and subject to the provisions of Article IV(d)(10)(D).

6.	Liquidation Preference
(A)

If (i) the Corporation shall: (1) commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law; (2) consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property; or (3) make an assignment for the benefit of its creditors; (ii) a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 60 consecutive days; or (iii) the Corporation sells or transfers all or substantially all of its assets in one transaction or in a series of related transactions and, on account of any such event as set forth in clauses (i), (ii) or (iii), the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (a “Liquidation Event”), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than to senior securities pursuant to the rights, preferences and privileges thereof) upon liquidation, dissolution or winding-up unless prior thereto the holders of shares of Series C-1 Preferred shall have received the Liquidation Preference with respect to each share then outstanding. If, upon the occurrence of a Liquidation Event, the assets and funds legally available for distribution among the holders of the Series C-1 Preferred and holders of any other pari passu securities, if any, shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series C-1 Preferred and the pari passu securities, if any, shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.

Appendix B

(B)

The purchase or redemption by the Corporation of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Corporation. Neither the consolidation or merger of the Corporation with or into any other entity nor the sale or transfer by the Corporation of less than substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Corporation.

(C)

The “Liquidation Preference” with respect to a share of Series C-1 Preferred means an amount equal to the Face Amount thereof plus all accrued and unpaid dividends on the Series C-1 Preferred (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). The Liquidation Preference with respect to any other pari passu securities, if any, shall be as set forth in the certificate of determination filed in respect thereof.

7.	Adjustments to the Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:
(A)

Stock Splits, Stock Dividends, Etc. If, at any time on or after the Closing Date, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event (in each case, whether by merger or otherwise), then, after the date of record for such event, the Conversion Price shall be proportionately reduced. If the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event (in each case, whether by merger or otherwise), then, after the date of record for such event, the Conversion Price shall be proportionately increased. In any such event described in this paragraph, the Corporation shall notify the Corporation’s transfer agent of such change on or before the effective date thereof.

(B)

Adjustment Due to Merger, Consolidation, Etc. With respect to each share of Series C-1 Preferred, if, at any time after the Closing Date, there shall be (i) any recapitalization, reclassification or change of the outstanding shares of Common Stock (but not of such share of Series C-1 Preferred), other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a transaction causing an adjustment pursuant to Article IV(d)(7)(A); (ii) any Change of Control or any merger, conversion, consolidation or other business combination, in each case pursuant to which the Common Stock (but not such share of Series C-1 Preferred) is converted into or exchanged for capital stock or other securities of the Corporation or any subsidiary of the Corporation or any other person (or the right to receive any such stock or securities) or into any property (including, without limitation, cash and the right to receive cash or other property) or any combination of the foregoing; or (iii) any share exchange pursuant to which all of the outstanding shares of Common Stock (but not such share of Series C-1 Preferred) are converted into or exchanged for capital stock or other securities of the Corporation or any subsidiary of the Corporation or any other person (or the right to receive any such securities) or into any property (including, without limitation, cash and the right to receive cash or other property) or into any combination of the foregoing (each of (i)-(iii) above being a “Corporate Change”), then the holder of such share of Series C-1 Preferred shall thereafter have the right to receive upon conversion, in lieu of the shares of Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change if such share of Series C-1 Preferred had been converted into Common Stock immediately prior to such Corporate Change without taking into account the limitations on conversion set forth in Article IV(d)(3). The Corporation shall not effect any Corporate Change unless the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of this Certificate of Incorporation. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon conversion of the shares of Series C-1 Preferred outstanding as of the date of such transaction, and shall similarly apply to successive recapitalizations, changes,

Appendix B

conversions, combinations, reclassifications, consolidations, mergers, sales, transfers or share exchanges.
(C)

Adjustment Due to Distribution. If, at any time after the Closing Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock other than a dividend for which an adjustment is provided under Section A. or Section D. of this Article IV(d)(7), by way of return of capital or otherwise (including, without limitation, any dividend or distribution to the Corporation’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holders of Series C-1 Preferred shall be entitled, upon any conversion of shares of Series C-1 Preferred after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution. If the Distribution involves rights, warrants, or options and the right to exercise or convert such right, warrant or option would expire in accordance with its terms prior to the conversion of the Series C-1 Preferred, then the terms of such right, warrant or option shall provide that such exercise or convertibility right shall remain in effect until 10 days after the date the holder of Series C-1 Preferred receives such right, warrant or option pursuant to the conversion thereof.

(D)

Purchase Rights. If, at any time after the Closing Date, the Corporation issues any securities (“Purchase Rights”) that are convertible into or exercisable or exchangeable for or impart a right to purchase securities other than Common Stock or Common Stock Equivalents (whether of the Corporation or any subsidiary of the Corporation) pro rata to the record holders of any class of Common Stock, then the holders of Series C-1 Preferred will be entitled to acquire (at the same time the holders of Common Stock receive such Purchase Rights), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series C-1 Preferred (without giving effect to the limitations contained in Article IV(d)(3)) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(E)

Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Article IV(d)(7) amounting to a more than 5% change in such Conversion Price, the Corporation, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each holder of Series C-1 Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C-1 Preferred, furnish to such holder a like certificate setting forth: (i) such adjustment or readjustment; (ii) the Conversion Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series C-1 Preferred.

8.	Voting Rights. The holders of the Series C-1 Preferred have no voting power whatsoever, except as otherwise required by the DGCL in this Article IV(d)(8) and in Article IV(d)(9) below.

Notwithstanding the above, the Corporation shall provide each holder of Series C-1 Preferred with prior notification of any meeting of stockholders (and copies of proxy materials and other information sent to stockholders). If the Corporation takes a record of its stockholders for the purpose of determining stockholders entitled to (a) receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or (b) vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the

Appendix B

Corporation, or any proposed merger, consolidation, liquidation, dissolution or winding-up of the Corporation, the Corporation shall mail a notice to each holder, at least 10 days prior to the record date specified therein (or 20 days prior to the consummation of the transaction or event, whichever is earlier, but in no event earlier than public announcement of such proposed transaction), of the date on which any such record is to be taken for the purpose of such vote, dividend, distribution, right or other event, and a brief statement regarding the amount and character of such vote, dividend, distribution, right or other event to the extent known at such time.

To the extent that under the DGCL the vote of the holders of the Series C-1 Preferred, voting together as a single class, is required to authorize a given action of the Corporation, the affirmative vote of the Requisite Holders (except as otherwise may be required under the DGCL) shall constitute the approval of such action by such class. To the extent that under the DGCL holders of the Series C-1 Preferred are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series C-1 Preferred shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible (subject to the limitations contained in Article IV(d)(3)(C)) using the record date for the taking of such vote of stockholders as the date as of which the Conversion Price is calculated. The Corporation shall not (i) combine the outstanding shares of the Series C-1 Preferred into a smaller number of shares of such series (whether by reclassification, merger, stock split or otherwise) or (ii) subdivide the outstanding shares of the Series C-1 Preferred into a greater number of shares of such series (whether by reclassification, merger, stock split, stock dividend or otherwise) without the approval (by vote or written consent, as provided by the DGCL) of the holders of at least 80% of the voting power of the Series C-1 Preferred to be combined or subdivided, voting as a separate class.

9.	Protection Provisions.
(A)

So long as any shares of Series C-1 Preferred are outstanding, the Corporation shall not, and shall not allow any of its subsidiaries to, take any of the following actions (in each case whether by merger, consolidation, conversion or otherwise) without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Requisite Holders (and any of the following actions taken without such approval of the Requisite Holders shall be null and void ab initio and of no force and effect):

(i)	amend, alter, change or repeal the rights, powers, preferences or privileges of the Series C-1 Preferred;
(ii)

redeem, purchase or otherwise acquire, or apply to or set aside any monies for the redemption, purchase or other acquisition of, or permit any subsidiary of the Corporation to redeem, purchase or otherwise acquire, or apply to or set aside any monies for the redemption, purchase or other acquisition of any Common Stock or Common Stock Equivalent, other than in connection with the redemption of unvested shares of Common Stock issued pursuant to equity compensation plans or arrangements; or

(iii)	increase the par value of the Common Stock.
(B)

So long as any shares of Series C-1 Preferred are outstanding, the Corporation shall not, and shall not allow any of its subsidiaries to, effect a Change of Control without first obtaining the approval (by vote or written consent, as provided by the DGCL) of a majority of the then outstanding shares of Series C-1 Preferred (and any Change of Control transaction taken without such approval shall be null and void ab initio and of no force and effect).

10.	Miscellaneous.
(A)

Cancellation of Series C-1 Preferred. If any shares of Series C-1 Preferred are converted pursuant to Article IV(d)(3) or repurchased by the Corporation, the Corporation shall take all actions necessary to cause the shares so converted or redeemed to be cancelled and return

Appendix B

to the status of authorized, but unissued preferred stock of no designated series, and such shares shall not be issuable by the Corporation as Series C-1 Preferred.
(B)

Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any stock certificate(s) representing shares of Series C-1 Preferred (each a “Preferred Stock Certificate”) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver Series C-1 Preferred Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert in full all shares of Series C-1 Preferred represented by such Preferred Stock Certificate(s).

(C)

Allocation of Reserved Amount. The Reserved Amount shall be allocated pro rata among the holders of Series C-1 Preferred based on the number of shares of Series C-1 Preferred issued to each holder. Each increase to the Reserved Amount shall be allocated pro rata among the holders of Series C-1 Preferred based on the number of shares of Series C-1 Preferred held by each holder at the time of the increase Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Series C-1 Preferred shall be allocated to the remaining holders of shares of Series C-1 Preferred, pro rata based on the number of shares of Series C-1 Preferred then held of record by such holders.

(D)

Payment of Cash; Defaults. Whenever the Corporation is required to make any cash payment to a holder under this Certificate of Incorporation, such cash payment shall be made to the holder within ten (10) Trading Days after delivery by such holder of a notice specifying that the holder elects to receive such payment in cash and the method (e.g., by check, wire transfer) in which such payment should be made and any supporting documentation reasonably requested by the Corporation to substantiate the holder’s claim to such cash payment or the amount thereof. If such payment is not delivered within such ten (10) Trading Day period, such holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of 18% and the highest interest rate permitted by applicable law until such amount is paid in full to the holder.

(E)

Status as Stockholder. Upon submission of a Notice of Conversion by a holder of Series C-1 Preferred, (i) the shares covered thereby shall be deemed converted into shares of Common Stock and (ii) the holder’s rights as a holder of such converted shares of Series C-1 Preferred shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Incorporation. Notwithstanding the foregoing, if a holder has not received all shares of Common Stock prior to the last Trading Day of the Delivery Period with respect to a conversion of Series C-1 Preferred for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation within five Trading Days after the expiration of such Delivery Period) the holder shall regain the rights of a holder of Series C-1 Preferred with respect to such unconverted shares of Series C-1 Preferred and the Corporation shall, as soon as practicable, return any certificate representing such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C-1 Preferred.

(F)

Waiver. Notwithstanding any provision in this Certificate of Incorporation to the contrary, any provision contained herein and any right of the holders of Series C-1 Preferred granted hereunder may be waived as to all shares of Series C-1 Preferred (and the holders thereof) upon the written consent of the Requisite Holders, unless a higher percentage is required by applicable law, in which case the written consent of the holders of not less than such higher percentage shall be required.

Appendix B

(G)

Reference to Other Agreements and Documents. When the terms of this Certificate of Incorporation refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement or document at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor. Unless otherwise provided in this Certificate of Incorporation, a reference to any specific agreement or other document shall be deemed a reference to such agreement or document as amended from time to time in accordance with the terms of such agreement or document.

(H)

Severability. If any term of the Series C-1 Preferred is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other terms of the Series C-1 Preferred as set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term of the Series C-1 Preferred will be deemed dependent upon any other such term unless so expressed in this Certificate of Incorporation.

(I)

Force Majeure. Notwithstanding any provision herein to the contrary, the failure of any party to timely satisfy obligations hereunder shall be excused to the extent that (i) such failure follows the occurrence of a Force Majeure Event (defined below), and (ii) such Force Majeure Event has materially adversely affected the ability of such party (or its agents, including banks, transfer agents, and clearinghouses) to perform hereunder. A failure to perform shall be excused only for so long as the Force Majeure Event continues to materially adversely affect such person’s ability to perform. For purposes of this Section, “Force Majeure Event” shall mean the occurrence of any of the following events: (a) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the SEC or FINRA; (b) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (c) an act of war, terrorism or hostility shall have occurred, or (d) a strike, fire, flood, earthquake, accident or other calamity or act of God shall have occurred.

ARTICLE V
BOARD OF DIRECTORS

a.

Number of Directors; Vacancies and Newly Created Directorships. The initial Board of Directors shall consist of the number of directors named as initial directors in this Certificate of Incorporation. Thereafter, the Board of Directors shall consist of such number of directors as shall be determined from time to time pursuant to or in the manner set forth in the Bylaws of the Corporation, as amended from time to time. Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships shall be filled exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the remaining directors then in office, whether or not less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his or her successor is elected at an annual, regular or special meeting of stockholders.

b.

Removal. Any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of a majority of the voting power of the Common Stock outstanding and entitled to vote thereon.

c.

Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws of the Corporation.

d.	Annual Meeting. The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such

Appendix B

place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

ARTICLE VI
LIMITATION OF DIRECTOR LIABILITY; INSURANCE

a.

Limitation of Director Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, repeal or elimination of this Article VI, or the adoption of any provision of the Certificate of Incorporation inconsistent with this Article VI, shall not affect its application with respect to an act or omission by a director occurring before such amendment, adoption, repeal or elimination.

b.

Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise (including, but not limited to, service with respect to employee benefit plans), against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VI.

ARTICLE VII
STOCKHOLDER ACTION

a.

Action by Written Consent. Subject to the limitations and procedures provided under this Article VII, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

1.

The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article VII. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice (in writing and not by electronic transmission) addressed to the Secretary of the Corporation and delivered to the Corporation and signed by one or more stockholders of record (or their duly authorized agents) that, at the time the notice is delivered, beneficially own in the aggregate, at least 25% (the “Requisite Consent Percent”) of the Corporation’s then outstanding shares entitled to vote on the action or actions proposed to be taken by written consent, request that a record date be fixed for such purpose. For purposes of satisfying the Requisite Consent Percent, “Ownership” shall be defined as follows:

A.

A stockholder or beneficial owner shall be deemed to “Own” only those outstanding shares of the Corporation as to which such person possesses both (i) the full voting and investment rights and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (a) sold by such person or any of its affiliates in any transaction that has not been settled or closed, including any short sale, (b) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or (c) subject to any option, warrant, forward contract, swap, contract of sale or other derivative or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares, in any such case which instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such person’s

Appendix B

or its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree any gain or loss arising from the full economic ownership of such shares by such person or its affiliate. The terms “Owned,” “Owning”, “Ownership” and other variations of the word “Own,” when used with respect to a stockholder or beneficial owner, shall have correlative meanings.

B.

A stockholder or beneficial owner shall “Own” shares held in the name of a nominee or other intermediary so long as such person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. The person’s Ownership shall be deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person.

C.

A stockholder’s or beneficial owner’s Ownership shall be deemed to continue during any period in which the person has loaned such shares; provided that the person has the power to recall such loaned shares on no more than 5 business days’ notice, the person recalls such loaned shares within 5 business days of being notified of the record date for purposes of the corporate action or actions proposed to be taken by written consent and the person holds such recalled shares through the date that is the earlier of (i) 60 days after the earliest dated Consent (as defined in below in subparagraph (a)(3) of this Article VII) is delivered in the manner required by this Article VII or (ii) 120 days after the record date.

The written notice must contain the information set forth in subparagraph (a)(2) of this Article VII. Following receipt of the notice, the Board of Directors shall, by the later of (i) 20 calendar days after delivery of the notice, and (ii) 5 calendar days after delivery of all information requested by the Corporation to determine the validity of the request or to determine whether the action to which the request relates may be effected by written consent, determine the validity of the request, and if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than 10 calendar days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted.

2.

Any stockholder’s notice required by subparagraph (a)(1) of this Article VII must describe the action that the stockholder proposes to take by consent. For each such proposal, every notice by a stockholder must include (i) evidence of ownership reasonably satisfactory to the Corporation as to each stockholder of record, or if such stockholder is a nominee or custodian the beneficial owner(s) on whose behalf the notice is submitted, (ii) the text of the proposal (including the text of any resolutions to be effected by consent and the language of any proposed amendment to the bylaws of the corporation), (iii) the reasons for soliciting consents for the proposal, (iv) any material interest in the proposal held by the stockholder and the beneficial owner, if any, on whose behalf the action is to be taken, (v) the information, representations, and completed and signed questionnaires, to the extent applicable, then required to be set forth in a stockholder’s notice pursuant to the advance notice provisions in the Corporation’s Bylaws, as if the action or actions proposed to be taken by written consent were a nomination or other business proposed to be brought before a meeting of stockholders, (vi) an agreement to solicit consents in accordance with subparagraph (a)(4) of this Article VII, and (vii) any other information relating to the stockholder, the beneficial owner, or the proposal that would be required to be disclosed in filings in connection with the solicitation of proxies or consents pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (or any successor provision of the Exchange Act or the rules or regulations promulgated thereunder). The Corporation may require any stockholder seeking to take action by written consent to furnish such other information as may reasonably be required by the Corporation to determine the validity of a request for a record date, and to determine whether such request relates to an action that may be effected by written consent under this Article VII and applicable law. In connection with an action or actions proposed to be taken by written consent, stockholders seeking to take action by written consent shall further update and supplement the information previously provided to the Corporation in connection therewith, if

Appendix B

necessary, so that the information shall be true and correct as of the record date to the same extent as would be required by the advance notice provisions in the Corporation’s Bylaws as of the record date for a meeting of stockholders if such action were a nomination or other business proposed to be brought before a meeting of stockholders, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 5 business days after the record date.

3.

Every written consent purporting to take or authorize the taking of corporate action (each such written consent is referred to in this Article VII as a “Consent”) must bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by this Article VII but not later than 120 days after the record date (or such later date as may be determined in good faith by the Board of Directors (and which determination shall be conclusive and binding) in the event it concludes, consistent with its fiduciary duties, that additional time is required for stockholders to deliver consents), Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation. A written consent shall not be valid if it purports to provide (or if the person signing such consent provides, through instructions to an agent or otherwise) that it will be effective at a future time or at a time determined upon the happening of an event.

4.

Stockholders may take action by written consent only if the stockholder seeking to take action by written consent solicits consents from all stockholders of the Corporation entitled to vote on the action or actions proposed to be taken by written consent pursuant to and in accordance with this Article VII, Regulation 14A of the Exchange Act (without reliance upon any exemption in Regulation 14A, including the exemption contained in clause (iv) of Rule 14a-1(l)(2) or Rule 14a-2(b) thereunder) (or any subsequent provisions replacing such Act or regulations), and applicable law.

5.

No consents may be delivered to the Corporation until (i) 60 days after the delivery of a valid request to set a record date that meets all of the requirements of this Article VII, or (B) such later date as may be determined in good faith by the Board of Directors (and which determination shall be conclusive and binding) in the event it concludes, consistent with its fiduciary duties, that additional time is required for stockholders to make an informed decision in connection with such consent. Every Consent must be delivered to the Corporation by delivery to the Secretary of the Corporation at its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested and in accordance with the other provisions of Section 228 of the DGCL not inconsistent with this Article VII. The Corporation shall not be required to accept a Consent given by electronic transmission unless a paper reproduction of the consent is delivered in accordance with the preceding sentence.

Within 5 business days after receipt of the earliest dated Consent delivered to the Corporation in the manner provided above, the Secretary of the Corporation shall engage an independent inspector of elections for the purpose of performing a ministerial review of the validity of the consents and revocations. The cost of retaining the inspector of election shall be borne by the Corporation.

Consents and revocations shall be delivered to the inspector of elections upon receipt by the Corporation. As soon as consents and revocations are received, the inspector shall review the consents and revocations and shall maintain a count of the number of valid and unrevoked consents. The inspector shall not reveal the count to the soliciting stockholder or their representatives. In the event the inspectors determine that valid and unrevoked consents representing a sufficient number of shares to approve the actions proposed to be taken by consent have been delivered, the inspector shall inform the Corporation and the soliciting stockholders of that determination, and in any event the inspectors shall inform the Corporation and the soliciting stockholders of the number of valid, unrevoked consents received by the inspectors as of the close of business on the 30th day following the earliest-dated consent delivered to the Corporation.

Appendix B

6.

Notwithstanding anything in this Certificate of Incorporation to the contrary, no action may be taken by written consent except in accordance with this Article VII and applicable law. Notwithstanding anything in this Certificate of Incorporation to the contrary, if the Board of Directors shall determine in good faith (and which determination shall be conclusive and binding) that any request to take any stockholder action by written consent was not properly made in accordance with, or relates to an action that may not be effected by written consent pursuant to this Article VII or applicable law, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Article VII or applicable law, then the Board of Directors shall not be required to fix a record date and any such purported action by written consent shall be null and void to the fullest extent permitted by applicable law. No action by written consent without a meeting shall be effective until such date as the Secretary, such other officer or agent of the Corporation as the Board of Directors may designate, or the inspector certify to the Corporation that the consents delivered to the Corporation in accordance with this Article VII represent at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The action by written consent will take effect as of the date and time of such certification and will not relate back to the date that the written consents were delivered to the Corporation.

7.

A request to take action by written consent may be revoked by a stockholder’s written revocation delivered to, or mailed and received by, the Secretary at any time, and any stockholder signing a request may revoke such request as to the voting shares that such person owns at any time by written revocation delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation. If, as a result of such revocation(s), there no longer are valid and unrevoked requests from stockholders who own the Requisite Consent Percent of the Corporation’s then outstanding shares entitled to vote on the action or actions proposed to be taken by written consent, then the Board of Directors shall not be required to fix a record date. Further, in the event that the stockholder seeking to take action by written consent withdraws the request, the Board of Directors, in its discretion, may cancel the action by written consent and any consents relating to such action shall be null and void.

8.

The Board of Directors shall not be obligated to set a record date (and no related action may be taken by written consent) if (1) such action relates to an item of business that is not a proper subject for stockholder action under applicable law, or that involves a violation of applicable law; (2) the request for a record date is delivered during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders and ending on the earlier of (i) the date of the next annual meeting of stockholders, or (ii) 30 days after the first anniversary of the immediately preceding annual meeting of stockholders; (3) such action relates to an item of business that is the same or a substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item” (and which determination shall be conclusive and binding)), other than the election of directors, was presented at an annual or special meeting of stockholders held not more than 12 months before the request for a record date is delivered; (4) a Similar Item was presented at an annual or special meeting of stockholders held not more than 90 days before the request for a record date is delivered (and, for purposes of this clause (4), the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from an increase in the number of directors); (5) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 90 days of the receipt by the Corporation of a request for a record date (and, for purposes of this clause (5), the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from an increase in the number of directors); (6) the a request for a record date was made, any request for a record date was solicited, or any consents were solicited, in a manner that involved a violation of the Exchange Act and the rules and regulations thereunder (or any subsequent provisions

Appendix B

replacing the Exchange Act, rules or regulations) or other applicable law; or (7) the request for a record date does not comply with the requirements of this Article VII.
9.

Nothing contained in this Article VII shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the inspector or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

10.

Notwithstanding anything to the contrary set forth above, the Board of Directors may authorize one or more actions to be taken by written consent and, with respect to such actions, none of the foregoing provisions of this Article VII shall apply to such actions unless the Board of Directors determines otherwise. The Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.

b.

Special Meetings of Stockholders. Subject to the rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by (a) the Chairman of the Board of Directors, (b) the Chief Executive Officer or (c) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies, and shall be called by the Secretary of the Corporation upon the written request or requests of one or more persons that: (i) own (as defined in the Bylaws of the Corporation, as amended from time to time) shares representing at least 10% of the total votes entitled to be cast by the holders of all the outstanding capital stock of the Corporation entitled to vote in an election of directors as of the record date fixed in accordance with the Bylaws of the Corporation (as amended from time to time) to determine who may deliver a written request to call the special meeting; and (ii) comply with such procedures for calling a special meeting the holders of stockholders as may be set forth in the Bylaws of the Corporation and amended from time to time. The foregoing provisions of this Article VII shall be subject to the provisions of the Bylaws of the Corporation (as amended from time to time) that limit the ability to make a request for a special meeting and that specify the circumstances pursuant to which a request for a special meeting will be deemed to be revoked. Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of any Preferred Stock Designation, special meetings of stockholders of the Corporation may not be called by any other person or persons. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

c.	Election of Directors by Written Ballot. Election of directors shall be by written ballot.

ARTICLE VIII
EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE IX
AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS

The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation; provided, however, the affirmative vote of at least seventy-five percent (75%) of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal, or adopt any provision inconsistent with Article V or this Article IX.

Appendix B

The Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation to alter, amend or repeal the Bylaws.

ARTICLE X
FORUM FOR ADJUDICATION OF DISPUTES

a.

Forum. Unless the Corporation, in writing, selects or consents to the selection of an alternative forum: (a) the sole and exclusive forum for any complaint asserting any internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have, or declines to accept, jurisdiction, another state court or a federal court located within the State of Delaware); and (b) the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law, shall be the federal district courts of the United States of America. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, this Article X shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934. For purposes of this Article X, internal corporate claims means claims, including claims in the right of the Corporation that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity, or as to which the DGCL confers jurisdiction upon the Court of Chancery. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.

b.

Enforceability. If any provision of this Article X shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any sentence of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE XI
INCORPORATOR

The name and mailing address of the incorporator is          , c/o La Jolla Pharmaceutical Company, 201 Jones Road, Suite 400, Waltham, Massachusetts 02451.

ARTICLE XII
ELECTION OF INITIAL DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The names of the persons who are to serve as the initial directors of the Corporation until the next annual meeting of stockholders of the Corporation, or until their successors shall have been duly elected and qualified, are as follows: Kevin Tang, Larry Edwards, Craig Johnson, Laura Johnson, David Ramsay and Robert Rosen.

The address of each such initial director shall be c/o La Jolla Pharmaceutical Company, 201 Jones Road, Suite 400, Waltham, Massachusetts 02451.

[remainder of page intentionally left blank - signature page follows]

Appendix B

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Date:___________________

Name:___________________

Title:Incorporator

Appendix B

NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to Convert the Series C-12 Preferred Stock)

The undersigned hereby irrevocably elects to convert ______ shares of Series C-12 Preferred Stock (the “Conversion”), represented by stock certificate No(s). _____ (the “Preferred Stock Certificates”), into shares of common stock (“Common Stock”) of La Jolla Pharmaceutical Company (the “Corporation”) according to the conditions of the Certificate of Incorporation, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. Each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is ______) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

The undersigned acknowledges that these securities are “restricted securities” under the Securities Act of 1933, as amended (the “Act”) and accordingly agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series C-12 Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Act, or pursuant to an exemption from registration under the Act.

Date of Conversion:
Applicable Conversion Price:

Shares of Common Stock beneficially owned (determined in accordance with Section
13(d) of the Exchange Act):
Signature:
Name:
Address:

Appendix C

BYLAWS
OF
LA JOLLA PHARMACEUTICAL COMPANY

(a Delaware corporation)

Article I
MEETINGS OF STOCKHOLDERS

Section 1.1 Annual Meeting. The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or outside of the State of Delaware, on such date and at such time as the Board of Directors (the “Board”) of La Jolla Pharmaceutical Company (“La Jolla”) shall fix.

Section 1.2 Special Meeting.

(a) Subject to the rights of the holders of any series of preferred stock, and to the requirements of applicable law, special meetings of stockholders may be called only by (a) the Chairman of the Board of Directors, (b) the Chief Executive Officer or (c) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which La Jolla would have if there were no vacancies, or shall be called by the Secretary on the written request of one or more stockholders who beneficially own at least 10% of the issued and outstanding common stock, par value $0.0001 per share (the “Common Stock”), of La Jolla. Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of any preferred stock designation, special meetings of stockholders may not be called by any other person or persons. The business conducted at a special meeting will be limited to business brought by or at the direction of the Board and business set forth in the stockholder request that resulted in a special meeting being called in accordance with this Section. For every special meeting of stockholders, the notice of meeting shall set forth the purpose of the meeting.

(b) A written request to call a special meeting will not be valid unless it is signed by or on behalf of one or more stockholders who beneficially own, in the aggregate, 10% or more of the issued and outstanding Common Stock as of the date the request is delivered to the Secretary. The request shall set forth: (i) the business to be transacted at the special meeting (including any nominees for director proposed by the requesting stockholders to be elected); (ii) the name and address of each stockholder submitting the request and of each beneficial owner (if any) on whose behalf the request is being submitted; (iii) all of the information about the business or nominees for director that a stockholder would be required to provide under Section 1.9 if the business or nominations were acted on at an annual meeting of stockholders; and (iv) documentary evidence of beneficial ownership of the Common Stock owned by the stockholders. La Jolla may request that the stockholder(s) provide additional documentation to demonstrate beneficial ownership of 10% or more of the Common Stock as of the date of delivery of the request. Following La Jolla’s receipt of the request, the Board shall promptly (and in any event within 30 days) fix the date, time and place of the special meeting. The special meeting must be convened within 90 days of the receipt of the request. The Board may present business to be transacted at any special meeting called at the request of stockholders.

Section 1.3 Notice of Stockholders’ Meetings. Notice of the place, if any, date and time of all meetings of stockholders, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which such meeting is to be held, to each stockholders entitled to notice of the meeting. Except as otherwise required by law, notice may be given personally or by mail, or by electronic transmission to the extent permitted by Section 232 of the Delaware General Corporation Law (“DGCL”). To the extent required by law, notice of an adjourned meeting shall be given in accordance with Section 222(c) of the DGCL.

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting are

Appendix C

announced at the meeting at which the adjournment is taken; however, if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date and time of the adjourned meeting and the means of remote communication, if any, by which stockholders and proxy holders may be deemed present and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that may have been transacted at the original meeting.

Section 1.4 Organization. The Chairman of the Board, or in his or her absence the Chief Executive Officer, or in his or her absence any other person designated by the Board, the Chairman of the Board or the Chief Executive Officer, shall act as chairman of and preside at any meeting of stockholders. Each of the chairman of the meeting and the Board shall have the authority to adopt and enforce rules providing for the orderly conduct of the meeting and the safety of those in attendance.

Section 1.5 List of Stockholders. A list of stockholders of La Jolla shall be prepared and made available for inspection by stockholders in advance of a meeting of stockholders to the extent required by, and in accordance with, Section 219 of the DGCL.

Section 1.6 Quorum. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, a majority of the voting power of the Common Stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

Section 1.7 Adjourned Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned for any reason by the chairman of the meeting or by a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 1.8 Voting; Proxies.

(a) Except as otherwise required by law, the Certificate of Incorporation, these Bylaws or any law, rule or regulation applicable to La Jolla or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

(b) A stockholder may authorize another person or persons to act for such stockholder as proxy in accordance with Section 212 of the DGCL.

Section 1.9 Notice of Stockholder Business and Nominations.

(a) Annual Meeting Notice.

(i) Nominations for director election and the proposal of other business may be made at an annual meeting of stockholders only: (A) pursuant to La Jolla’s notice of meeting; (B) by or at the direction of the Board; or (C) by any person who is a stockholder of record at the time the notice provided for in this Section 1.9(a) is delivered to the Secretary of La Jolla, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section. The foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in La Jolla’s proxy statement in compliance with Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

(ii) A stockholder’s notice must be delivered to the Secretary at the principal executive offices of La Jolla on a date not less than 90 nor more than 120 days prior to the date of such annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later

Appendix C

date; provided, however, that if less than 95 days’ notice or prior public disclosure of the date of the scheduled meeting is given or made, such written notice must be received by our Secretary not later than the close of business on the seventh day following the earlier of the date of the first public announcement of the date of such meeting or the date on which such notice of the scheduled meeting was mailed. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the delivery of such notice. Such notice from a stockholder must state (i) as to each nominee that the stockholder proposes for election or reelection as a director, (A) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (B) the class and number of shares of La Jolla’s stock which are beneficially owned by the stockholder and a representation that such stockholder intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (C) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (D) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and (E) the consent of each nominee to serve as a director of La Jolla if so elected; and (ii) as to each proposal that the stockholder seeks to bring before the meeting, (A) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address, as they appear on La Jolla’s books, of the stockholder proposing such business and any stockholders known by such stockholder to be supporting such proposal; (C) the class and number of shares of La Jolla that are beneficially owned by the stockholder and by any other stockholder known by such stockholder to be supporting such matter on the date of such stockholder notice; and (D) any material interest of the stockholder in such business. In addition, the stockholder making such nomination or proposal shall promptly provide any other information reasonably requested by La Jolla. No person will be eligible for election as a director of La Jolla unless nominated in accordance with the procedures set forth in this Section 1.9(a) and, notwithstanding anything in these Bylaws to the contrary, no business may be conducted at any meeting of stockholders except in accordance with the procedures set forth in this Section 1.9(a). This provision will not prevent the consideration and approval or disapproval at the meeting of reports of officers, directors and committees of the Board, but, in connection with such reports, no new business may be acted upon at such meeting unless stated, filed and received as provided herein.

(iii) In the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by La Jolla naming all of the nominees for director or specifying the size of the increased Board made by La Jolla at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 1.9(a)(ii) above, a stockholder’s notice required by this Section 1.9(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary not later than the 10th day after such public announcement is first made by La Jolla.

(b) Special Meeting Notice. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to La Jolla’s notice of meeting: (i) by or at the direction of the Board; (ii) provided, however, that one or more directors are to be elected at such meeting, by any stockholder of La Jolla who is a stockholder of record at the time the notice provided for in this Section 1.9(b) is delivered to the Secretary, who is entitled to vote at the meeting and who delivers a written notice of nomination setting forth the information required by Section 1.9(a) above; or (iii) in the case of a stockholder-requested special meeting, by any stockholder of La Jolla pursuant to Section 1.2. In the event La Jolla calls a special meeting of stockholders (other than a stockholder-requested special meeting) for the purpose of electing one or more directors to the Board, any stockholder entitled to vote in such election of directors may nominate person(s) for election to such position(s) as specified in La Jolla’s notice of meeting, if the notice required by this Section 1.9(b) is received by the Secretary not later than the 20th day following the date on which public announcement of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting is first made by La Jolla. Notwithstanding any other provision of these Bylaws, in the case of a

Appendix C

stockholder-requested special meeting, no stockholder may nominate a person for election to the Board or propose any other business to be considered at the meeting, except pursuant to the written request delivered for such special meeting pursuant to Section 1.2.

(c) General. Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 1.9 shall be eligible to be elected at any meeting of stockholders of La Jolla to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.9. No adjournment or postponement of a meeting of stockholders will commence a new time period for the giving of a stockholder’s notice as described above. For purposes of this Section 1.9, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by La Jolla with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Section 1.10 Action by Written Consent. Subject to the limitations and procedures provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 1.11 Inspectors of Election. Before any meeting of stockholders, La Jolla shall appoint one or more inspectors of election to perform the duties required by Section 231 of the DGCL.

Article II
DIRECTORS

Section 2.1 Powers. Except as otherwise required by the DGCL or as provided in the Certificate of Incorporation, the business and affairs of La Jolla shall be managed by or under the direction of the Board.

Section 2.2 Number, Term of Office and Election. Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, the Board shall consist of such number of directors as shall be determined solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized (hereinafter referred to as the “Whole Board”). At any meeting of stockholders for the election of directors at which a quorum is present, each director shall be elected by a majority of the votes cast; provided that, if the election is contested, the directors shall be elected by a plurality of the votes cast. An election shall be contested if, as determined by the Board, the number of nominees for director exceeds the number of directors to be elected. For purposes of this Section 2.2, a majority of votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with abstentions and broker non-votes not counted as a vote cast either “for” or “against” such director’s election). In order for any person to become a member of the Board, such person must agree to submit on appointment or first election to the Board an irrevocable resignation, which shall provide that it shall become effective, in the event of a stockholder vote in an uncontested election in which that person does not receive a majority of the votes cast with respect to that person’s election as a director, at the earlier of: (i) the selection of a replacement director by the Board; or (ii) 90 days after certification of such stockholder vote. Acceptance by the Board is not a condition to the effectiveness of the irrevocable resignation. Each director shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified.

Section 2.3 Removal; Resignation. Any director, or the entire Board, may be removed, with or without cause, by the affirmative vote of a majority of the voting power of the Common Stock outstanding and entitled to vote thereon. Any reduction of the authorized number of directors shall not remove any director prior to the expiration of his or her term of office. Any director may resign at any time upon notice given in writing, including by electronic transmission, to the Corporation.

Appendix C

Section 2.4 Vacancies and Newly Created Directorships. Except for a vacancy created by the removal of a director and as otherwise required by law and subject to the rights of the holders of any series of preferred stock with respect to such series of preferred stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification or other cause may be filled by a majority vote of the directors then in office, though less than a quorum, by a sole remaining director or by the stockholders of La Jolla. Directors so chosen shall hold office for a term expiring at the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the entire Board shall shorten the term of any incumbent director. Vacancies created by the removal of a director may be filled only by approval of the stockholders.

Section 2.5 Regular Board Meetings. Regular meetings of the Board shall be held at such place or places (if any), within or outside the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board and publicized among all directors. A notice of each regular meeting shall not be required.

Section 2.6 Special Board Meetings. Special meetings of the Board may be called by the Chairman of the Board, Chief Executive Officer or by two or more directors then in office and shall be held at the place, if any, on the date and at the time as he, she or they shall fix. The person or persons authorized to call special meetings of the Board may fix the place (if any), within or outside the State of Delaware, date and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by email, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 2.7 Quorum and Voting. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, a majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board. The chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 2.8 Board Action by Written Consent Without a Meeting. Any action required or permitted to be taken at any meeting of the Board, or any committee thereof, may be taken without a meeting in accordance with Section 141(f) of the DGCL.

Section 2.9 Chairman of the Board. The Chairman of the Board shall preside at meetings of directors and shall perform such other duties as the Board may from time to time determine. If the Chairman of the Board is not present at a meeting of the Board, another director chosen by the Board shall preside.

Section 2.10 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board.

Article III
COMMITTEES

Section 3.1 Committees of the Board. The Board may designate one or more committees in accordance with Section 141(c)(2) of the DGCL, and each such committee shall consist of one or more of the directors. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent

Appendix C

or disqualified member. Any such committee, to the extent permitted by law and provided in a resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of La Jolla, and may authorize the seal of La Jolla to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (b) adopting, amending or repealing any bylaw of La Jolla.

Section 3.2 Meetings and Action of Committees. Unless the Board provides otherwise by resolution, any committee of the Board may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. Except as otherwise provided in a resolution of the Board: (a) a majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee; and (b) the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

Article IV
OFFICERS

Section 4.1 Officers. The officers of La Jolla may consist of a President, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, a Secretary and such other officers as the Board may from time to time determine, each of whom shall be elected by the Board, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board. Each officer shall be elected by the Board and shall hold office for such term as may be prescribed by the Board and until such person’s successor shall have been duly elected and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 4.2 Compensation. The salaries of the officers of La Jolla and the manner and time of the payment of such salaries shall be fixed and determined by the Board and may be altered by the Board from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

Section 4.3 Removal, Resignation and Vacancies. Any officer of La Jolla may be removed, with or without cause, by the Board or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time on notice given in writing or by electronic transmission to La Jolla, without prejudice to the rights, if any, of La Jolla under any contract to which such officer is a party. If any vacancy occurs in any office of La Jolla, the Board may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly elected and qualified.

Section 4.4 Additional Matters. The Chief Executive Officer and the Chief Financial Officer of La Jolla shall have the authority to designate employees of La Jolla to have the title of Vice President, Assistant Vice President, Treasurer, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons on whom such titles are conferred shall not be deemed officers of La Jolla unless elected by the Board.

Section 4.5 Delegation. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article.

Section 4.6 Action with Respect to Securities of Other Companies. Unless otherwise directed by the Board, the Chief Executive Officer, or any officer authorized by the Chief Executive Officer, shall have power to vote and otherwise act on behalf of La Jolla, in person or by proxy, at any meeting of

Appendix C

stockholders or equityholders of, or with respect to any action of, stockholders or equityholders of any other entity in which La Jolla may hold securities and otherwise to exercise any and all rights and powers which La Jolla may possess by reason of its ownership of securities in such other entity.

Article V
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 5.1 Right to Indemnification.

(a) Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of La Jolla or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of La Jolla or while a director or officer of La Jolla is or was serving at the request of La Jolla as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by La Jolla to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in these Bylaws; provided, however, that, except as otherwise required by law or provided in Section 5.3 with respect to suits to enforce rights under this Article, La Jolla shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by: (i) such indemnitee; or (ii) La Jolla in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board or the Board otherwise determines that indemnification or advancement of expenses is appropriate.

(b) To receive indemnification under this Section 5.1, an indemnitee shall submit a written request to the Secretary of La Jolla. Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee. On receipt by the Secretary of La Jolla of such a written request, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons who shall be empowered to make such determination, as selected by the Board (except with respect to clause (v) of this Section 5.1(b)): (i) the Board by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to the indemnitee; (iv) the stockholders of La Jolla; or (v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to the indemnitee. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by La Jolla not later than 60 days after receipt by the Secretary of La Jolla of a written request for indemnification. For purposes of this Section 5.1(b), a “change of control” will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board (the “incumbent board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of La Jolla, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

Appendix C

Section 5.2 Right to Advancement of Expenses.

(a) In addition to the right to indemnification conferred in Section 5.1, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by La Jolla the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses shall be made only on delivery to La Jolla of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.

(b) To receive an advancement of expenses under this Section 5.2, an indemnitee shall submit a written request to the Secretary of La Jolla. Such request shall reasonably evidence the expenses incurred by the indemnitee and shall include or be accompanied by the undertaking required by Section 5.2(a). Each such advancement of expenses shall be made within 20 days after the receipt by the Secretary of La Jolla of a written request for advancement of expenses.

(c) Notwithstanding the foregoing Section 5.2(a), La Jolla shall not make or continue to make advancements of expenses to an indemnitee (except by reason of the fact that the indemnitee is or was a director of La Jolla, in which event this Section 5.2(c) shall not apply) if a determination is reasonably made that the facts known at the time such determination is made demonstrate clearly and convincingly that the indemnitee acted in bad faith or in a manner that the indemnitee did not reasonably believe to be in or not opposed to the best interests of La Jolla, or with respect to any criminal proceeding, that the indemnitee had reasonable cause to believe his or her conduct was unlawful. Such determination shall be made: (i) by the Board by a majority vote of directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board, a copy of which shall be delivered to the indemnitee.

Section 5.3 Right of Indemnitee to Bring Suit. In the event that a determination is made that the indemnitee is not entitled to indemnification or if payment is not timely made following a determination of entitlement to indemnification pursuant to Section 5.1(b) or if an advancement of expenses is not timely made under Section 5.2(b), the indemnitee may at any time thereafter bring suit against La Jolla in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by La Jolla to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Further, in any suit brought by La Jolla to recover an advancement of expenses pursuant to the terms of an undertaking, La Jolla shall be entitled to recover such expenses on a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in the DGCL. Neither the failure of La Jolla (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by La Jolla (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by La Jolla to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article or otherwise shall be on La Jolla.

Appendix C

Section 5.4 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

Section 5.5 Insurance. La Jolla may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of La Jolla or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not La Jolla would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 5.6 Indemnification of Employees and Agents of La Jolla. La Jolla may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of La Jolla.

Section 5.7 Nature of Rights. The rights conferred on indemnitees in this Article shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

Section 5.8 Settlement of Claims. Notwithstanding anything in this Article to the contrary, La Jolla shall not be liable to indemnify any indemnitee under this Article for any amounts paid in settlement of any proceeding effected without La Jolla’s written consent, which consent shall not be unreasonably withheld.

Section 5.9 Subrogation. In the event of payment under this Article, La Jolla shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee (excluding insurance obtained on the indemnitee’s own behalf), and the indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable La Jolla effectively to bring suit to enforce such rights.

Section 5.10 Severability. If any provision or provisions of this Article shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law: (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article (including, without limitation, all portions of any paragraph of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article (including, without limitation, all portions of any paragraph of this Article containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that La Jolla provide protection to the indemnitee to the fullest extent set forth in this Article.

Article VI
CAPITAL STOCK

Section 6.1 Certificates of Stock. The shares of La Jolla may be represented by certificates; provided, however, that the Board may also provide by resolution or resolutions that some or all stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to La Jolla. Each holder of stock represented by certificates shall be entitled to a certificate signed by, or in the name of La Jolla by, any two of the Chief Executive Officer, the Chief Financial Officer, the Secretary or any other authorized officers of La Jolla, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile. Certificates representing stock, and any notice of issuance or transfer of uncertificated stock, shall comply with the applicable requirements of Sections 151, 156, 202(a) or 218(a) of the DGCL.

Appendix C

Section 6.2 Transfers of Stock. Transfers of stock shall be made only on the books of La Jolla on authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of La Jolla or a transfer agent for such stock, and if such shares are represented by a certificate, on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that La Jolla shall be entitled to recognize and enforce any lawful restriction on transfer.

Section 6.3 Registered Stockholders. La Jolla shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 6.4 Record Date for Determining Stockholders. In order to permit La Jolla to determine: (i) the stockholders entitled to notice of, and to vote at, any meeting of stockholders or any adjourned meeting; (ii) the stockholders entitled to express consent to corporate action in writing without a meeting; and (iii) the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date in accordance with Section 213 of the DGCL.

Section 6.5 Regulations. To the extent permitted by applicable law, the Board may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of La Jolla.

Section 6.6 Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, the person entitled to notice may waive such notice in accordance with Section 229 of the DGCL.

Article VII

Stock Options

Section 7.1 Stock Options. Unless approved by the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders, La Jolla shall not (a) grant any stock options with an exercise price that is less than 100% of the fair market value of the underlying stock on the date of grant, unless (i) pursuant to La Jolla’s 2018 Employee Stock Purchase Plan or (ii) the discount is no more than 15% of fair market value at the time of grant, and then only with respect to non-qualified stock options and in lieu of a reasonable amount of salary and cash bonus, or (b) reduce the exercise price of any stock option granted under any existing or future stock option plan. This Article may not be amended or repealed without the affirmative vote of the holders of a majority of the shares present and entitled to vote at a duly convened meeting of stockholders.

Article VIII
GENERAL MATTERS

Section 8.1 Fiscal Year. The fiscal year of La Jolla shall begin on the first day of January of each year and end on the last day of December of the same year, or shall extend for such other 12 consecutive months as the Board may designate.

Section 8.2 Corporate Seal. The Board may provide a suitable seal, containing the name of La Jolla, which seal shall be in the charge of the Secretary of La Jolla. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Appendix C

Section 8.3 Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation and applicable law.

Article IX
AMENDMENTS

Section 9.1 Amendments. In accordance with the Certificate of Incorporation, the Board is expressly authorized to adopt, amend or repeal these Bylaws. In addition to any requirements of law, the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of these Bylaws.

The foregoing Bylaws were adopted by the Board on          , 2021.

LA JOLLA PHARMACEUTICAL COMPANY
ATTN: LARRY EDWARDS
201 JONES ROAD, SUITE 400
WALTHAM, MASSACHUSETTS 02451

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D54313-P58529 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LA JOLLA PHARMACEUTICAL COMPANY

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Kevin Tang	☐	☐	☐
1b. Larry Edwards	☐	☐	☐
1c. Craig Johnson	☐	☐	☐
1d. Laura Johnson	☐	☐	☐
1e. David Ramsay	☐	☐	☐
1f. Robert Rosen	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D54314-P57886 LA JOLLA PHARMACEUTICAL COMPANY PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints George Tidmarsh and Dennis Mulroy, and each of them, with power to act without the other and with power of substitution, to serve as proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of common stock of La Jolla Pharmaceutical Company (the "Company") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held on July 21, 2021 or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, BUT THE CARD IS SIGNED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSALS 2 AND 3, AND AS EACH OF SAID PROXIES DEEMS ADVISABLE ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PERSONS NAMED AS PROXIES HEREIN SHALL HAVE FULL DISCRETIONARY AUTHORITY TO VOTE THE SHARES REPRESENTED BY A PROPERLY SIGNED AND RETURNED PROXY CARD FOR NOMINEES LISTED ON THE REVERSE AND FOR WHOM INSTRUCTIONS HAVE BEEN GIVEN TO WITHHOLD AUTHORITY IN THE MANNER AS THE BOARD OF DIRECTORS SHALL RECOMMEND OR OTHERWISE IN THE PROXIES' DISCRETION. Continued and to be signed on reverse side